UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-03143
                                   ----------

                     TEMPLETON GLOBAL SMALLER COMPANIES FUND
               --------------------------------------------------
               (Exact name of registrant as specified in charter)

       500 EAST BROWARD BLVD., SUITE 2100, FORT LAUDERDALE, FL 33394-3091
      -------------------------------------------------------------------
               (Address of principal executive offices) (Zip code)

          CRAIG S. TYLE, ONE FRANKLIN PARKWAY, SAN MATEO, CA 94403-1906
                                                             ----------
                     (Name and address of agent for service)

       Registrant's telephone number, including area code: (954) 527-7500
                                                           --------------

Date of fiscal year end: 8/31
                         ----

Date of reporting period: 8/31/08
                          --------


ITEM 1. REPORTS TO STOCKHOLDERS.


                                                                AUGUST 31, 2008

                      ANNUAL REPORT AND SHAREHOLDER LETTER

                                                                         GLOBAL

                                TEMPLETON GLOBAL
                             SMALLER COMPANIES FUND

WANT TO RECEIVE THIS DOCUMENT FASTER VIA EMAIL?

Eligible shareholders can sign up for eDelivery at franklintempleton.com. See
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                                   (GRAPHIC)

                    (FRANKLIN TEMPLETON INVESTMENTS(R) LOGO)

                      Franklin - TEMPLETON - Mutual Series

                            Franklin Templeton Investments

                            GAIN FROM OUR PERSPECTIVE(R)

                            Franklin Templeton's distinct multi-manager structure combines the specialized expertise of three world-class investment management groups-- Franklin, Templeton and Mutual Series.

SPECIALIZED EXPERTISE       Each of our portfolio management groups operates
                            autonomously, relying on its own research and staying true to the unique investment disciplines that underlie its success.

                            FRANKLIN. Founded in 1947, Franklin is a recognized leader in fixed income investing and also brings expertise in growth- and value-style U.S. equity investing.

                            TEMPLETON. Founded in 1940, Templeton pioneered international investing and, in 1954, launched what has become the industry's oldest global fund. Today, with offices in over 25 countries, Templeton offers investors a truly global perspective.

                            MUTUAL SERIES. Founded in 1949, Mutual Series is dedicated to a unique style of value investing, searching aggressively for opportunity among what it believes are undervalued stocks, as well as arbitrage situations and distressed securities.

TRUE DIVERSIFICATION        Because our management groups work independently and
                            adhere to different investment approaches, Franklin, Templeton and Mutual Series funds typically have distinct portfolios. That's why our funds can be used to build truly diversified allocation plans covering every major asset class.

RELIABILITY YOU CAN TRUST   At Franklin Templeton Investments, we seek to
                            consistently provide investors with exceptional risk-adjusted returns over the long term, as well as the reliable, accurate and personal service that has helped us become one of the most trusted names in financial services.

MUTUAL FUNDS | RETIREMENT PLANS | 529 COLLEGE SAVINGS PLANS | SEPARATE ACCOUNTS

                                    (GRAPHIC)

Not part of the annual report

Contents

CEO'S MESSAGE .............................................................    1
ANNUAL REPORT
Templeton Global Smaller Companies Fund ...................................    4
Performance Summary .......................................................    9
Your Fund's Expenses ......................................................   14
Financial Highlights and Statement of Investments .........................   16
Financial Statements ......................................................   25
Notes to Financial Statements .............................................   29
Report of Independent Registered Public Accounting Firm ...................   37
Tax Designation ...........................................................   38
Board Members and Officers ................................................   39
Shareholder Information ...................................................   45

A Message from Gregory E. Johnson,
President and Chief Executive Officer of Franklin Resources, Inc.

                                                                October 12, 2008

Dear Shareholder:

The enclosed annual report for Templeton Global Smaller Companies Fund covers the 12 months ended August 31, 2008, but I would like to add some comments on market events that occurred in September and early October. Recent market volatility has been jarring to everyone, including those of us who have worked in financial markets for many years. Bank lending around the world has seized up, and the fallout has impacted venerable firms alongside broader stock and bond indexes.

This environment is bound to provoke great concern, but it's equally important to put the latest market developments in perspective. That's why I'd like to offer a few thoughts on these events, our company's approach to investing and the strong health of our organization.

A key point to recognize is that global financial turmoil is being addressed by global action. Central banks around the world have coordinated their efforts to cut interest rates and supply liquidity to frozen funding markets. A number of governments have also intervened to rescue major financial institutions or find an orderly way for them to be acquired. Here in the U.S., the Federal Reserve and Treasury Department have moved rapidly to establish new programs for easing money-market pressures and handling troubled financial assets. The outcome of all of these efforts may take a while to be realized, but I believe that the latest actions here and abroad mark a significant turning point.

Sign up for EDELIVERY of your Shareholder Report

Shareholders who are registered at franklintempleton.com can receive this report via email by selecting eDelivery options under "My Profile." Not all accounts are eligible for eDelivery.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE


                        Not part of the annual report | 1

It's also important to remember that as daunting as current market conditions may be, we have navigated through other periods of market volatility. U.S. stock markets recorded three bear markets during the 1960s as the nation grappled with the Vietnam War and a turbulent economy.(1) The quintupling of oil prices in 1973 led to a deep U.S. recession and a stock market plunge of 45.1% from January 1973 through December 1974.(1) And the "Black Monday" stock market crash of 1987 remains the largest single day percentage decline in the history of the Dow Jones Industrial Average.(2)

Advice applicable throughout these upheavals remains true today. The late Sir John Templeton, writing 15 years ago, ended a list of his core investment principles with these thoughts: "Do not be fearful or negative too often.... For
100 years optimists have carried the day in U.S. stocks. Even in the dark '70s, many professional money managers -- and many individual investors too -- made money in stocks.... In this century or the next it's still 'Buy low, sell high.'"(3)

Sir John knew that these simple concepts were difficult to execute in the face of pessimism. Nonetheless, that is precisely how our Franklin, Templeton and Mutual Series portfolio managers are contending with today's challenging environment. They are using their expertise to sort through investment opportunities, avoiding those firms that have become merely cheap and identifying those firms best positioned to be eventual winners. This kind of rigorous, bottom-up, security-by-security analysis is the fundamental investment discipline practiced across our global platform.

These asset management strengths are also the core of our business. Unlike financial firms that have dominated recent headlines, Franklin Templeton derives its revenue primarily from investment management, not investment banking or securities brokerage. Additionally, our assets under management are diversified by fund objective, investment clientele, management brand and geographic region. Diversified positioning helps our firm maintain healthy operating margins even when volatile markets reduce assets under management. It is also important to note that maintaining a strong balance sheet has been a pillar of our management strategy. We have a substantial pool of cash and investments and low levels of debt, and we are in the enviable position of not having to depend on credit to meet our operating needs. In fact, our strong franchise, sound capitalization and minimal leverage led Standard & Poor's to recently raise its credit ratings on Franklin Resources, Inc. (BEN) to the highest level currently applied to a publicly traded asset manager.(4)

(1.) Source: Ned Davis Research, Inc.

(2.) Source: NYSE Euronext. The Dow Jones Industrial Average is price weighted based on the average market price of 30 blue chip stocks of companies that are generally industry leaders.

(3.) Source: "16 Rules for Investment Success" by Sir John Templeton.

(4.) Source: Standard & Poor's press release, October 6, 2008.


                        2 | Not part of the annual report

Franklin Templeton's six-decade growth into a premier global asset manager has given us the conviction that although conditions on the ground remain challenging, there are ample reasons to be optimistic about eventual market stabilization and recovery. Being able to take advantage of markets shaken by maximum pessimism has helped our firm develop into an organization that stretches across 29 countries and manages assets for more than 20 million shareholder accounts.

In the enclosed annual report for Templeton Global Smaller Companies Fund, the portfolio managers discuss market conditions, investment decisions and Fund performance during the 12 months ended August 31, 2008. The report contains additional performance data and financial information. Our website, FRANKLINTEMPLETON.COM, offers more timely discussions, daily prices, portfolio holdings and other information. We encourage you to discuss your concerns with your financial advisor, who can review your overall portfolio, reassess your goals and help you stay focused on the long term. As times like these illustrate, all securities markets fluctuate, as do fund share prices.

We are grateful for the trust you have placed in Franklin Templeton and remain focused on serving your investment needs.

Sincerely,


/s/ Gregory E. Johnson

Gregory E. Johnson
President and Chief Executive Officer
Franklin Resources, Inc.

THIS LETTER REFLECTS OUR ANALYSIS AND OPINIONS AS OF OCTOBER 12, 2008. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE.


                        Not part of the annual report | 3

Annual Report

Templeton Global Smaller Companies Fund

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Templeton Global Smaller Companies Fund seeks to achieve long-term capital growth. Under normal market conditions, the Fund invests at least 80% of its net assets in equity securities of smaller companies, anywhere in the world, including emerging markets.

This annual report for Templeton Global Smaller Companies Fund covers the fiscal year ended August 31, 2008.

PERFORMANCE OVERVIEW

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT FRANKLINTEMPLETON.COM OR CALL (800) 342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.

For the 12 months under review, Templeton Global Smaller Companies Fund -Class A had a -23.88% cumulative total return. The Fund underperformed its benchmark, the Morgan Stanley Capital International (MSCI) World Index, which had a -11.57% total return for the same period.(1) Please note that index performance information is provided for reference and that we do not attempt to track the index, but rather undertake investments on the basis of fundamental research. You can find the Fund's long-term performance data in the Performance Summary beginning on page 9.

ECONOMIC AND MARKET OVERVIEW

The U.S. experienced uneven gross domestic product (GDP) growth as housing prices declined, consumer demand softened, and a credit crisis originally related to U.S. subprime loan losses spread globally. Although GDP growth rebounded in the second quarter of 2008, largely due to fiscal stimulus, the

1. Source: (C) 2008 Morningstar. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. The MSCI World Index is a free float-adjusted, market capitalization-weighted index designed to measure equity market performance in global developed markets. The index is unmanaged and includes reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 20.


                                4 | Annual Report
domestic economy generally was in a slowing trend. Some economists speculated whether the U.S. would enter a recession while others believed one was already under way. Many agreed, however, that the slowing U.S. economy -- which is the world's largest and accounts for roughly 25% of global GDP -- could have a meaningfully negative impact on growth prospects around the world. Signs of a global slowdown did surface in the latter half of the reporting period, but for the entire period growth remained robust in developing economies, particularly in Asia.

China's demand for commodities continued to significantly affect commodity prices and related equities. The steep rise in oil prices was one of the most extreme market trends of recent months and a major focus of attention, due to its wide-ranging impact on everything from inflation to corporate earnings to consumer spending. The commodity price boom, however, comprised a wide spectrum, from natural gas and precious metals, to most agricultural and industrial commodities, all of which added to global inflationary pressures. Many of the world's monetary authorities faced the choice between lowering short-term interest rates to stimulate growth and raising them to fight rising inflation. The U.S. focused on reigniting its economy through fiscal and monetary policies, and accordingly the Federal Reserve Board (Fed) eased rates aggressively down to 2.00% from 5.25%. The eurozone made controlling inflation its main goal and kept rates steady at 4.00% until July, when the European Central Bank joined many of the world's central banks whose concerns about inflation had led them to raise rates. Overall, interest rate differentials pressured the U.S. dollar, which declined versus many of the world's currencies. The greenback, however, regained some ground as the Fed paused in April and implied that its next move could be a rate hike, and oil and other commodity prices that are set in U.S. dollars declined toward period-end.

Against this challenging economic backdrop, many global equity markets were volatile and generally declined over the 12-month period even though the weaker U.S. dollar aided returns. Despite negative economic data and an outlook for decelerating corporate earnings and profit margins globally, many companies' balance sheets remained relatively strong. Although many financial institutions were hurt by their subprime loan exposure, abundant global liquidity sources such as sovereign wealth funds offered some relief with quick recapitalizations during the period.

GEOGRAPHIC BREAKDOWN
Based on Total Net Assets as of 8/31/08

                              (PERFORMANCE GRAPH)

Asia                                        35.7%
North America                               24.0%
Europe                                      22.0%
Australia & New Zealand                      7.4%
Latin America & Caribbean                    2.2%
Middle East & Africa                         0.6%
Short-Term Investments & Other Net Assets    8.1%


                                Annual Report | 5

TOP 10 HOLDINGS
8/31/08

COMPANY                                        % OF TOTAL
SECTOR/INDUSTRY, COUNTRY                       NET ASSETS
------------------------                       ----------
Hibbett Sports Inc.                                2.4%
   SPECIALTY RETAIL, U.S.
Leapfrog Enterprises Inc.                          2.3%
   LEISURE EQUIPMENT & PRODUCTS, U.S.
Downer EDI Ltd.                                    2.2%
   COMMERCIAL SERVICES & SUPPLIES, AUSTRALIA
Iluka Resources Ltd.                               2.0%
   METALS & MINING, AUSTRALIA
Steiner Leisure Ltd.                               1.9%
   DIVERSIFIED CONSUMER SERVICES, BAHAMAS
Bank of Pusan                                      1.8%
   COMMERCIAL BANKS, SOUTH KOREA
Corinthian Colleges Inc.                           1.8%
   DIVERSIFIED CONSUMER SERVICES, U.S.
People's Food Holdings Ltd.                        1.7%
   FOOD PRODUCTS, CHINA
Bodycote PLC                                       1.7%
   MACHINERY, U.K.
Biovail Corp.                                      1.7%
   PHARMACEUTICALS, CANADA

INVESTMENT STRATEGY

At Templeton, we take a long-term, value-oriented approach to investing. We focus our analysis primarily at the company level; we seek to identify when a company's value on the stock exchange is substantially below our estimate of the company's underlying worth -- also known as its "intrinsic value." Our analysts determine the intrinsic value of a company first by understanding the company and the industry in which it operates, and then by evaluating a company's long-term earnings, asset value and cash flow growth potential. We are patient investors; our typical holding period is four to five years.

MANAGER'S DISCUSSION

During the fiscal year under review, Sinotrans, a leading Chinese logistics company, was among the most significant detractors from Fund performance. The company's shares declined in value due to concerns about the slowing global economy and the subsequent impact on Asian markets. Although we believed Sinotrans' volume growth could slow, we also believed the company's stock price largely reflected market concerns. Our analysis indicated the company's variable, cost-driven business model should help its margins recover more quickly than some of its asset-heavy industrial peers, and that as the dominant freight forwarder in China, it was well positioned to negotiate better rates as demand weakens. In addition, we believed past and future acquired assets from Sinotrans' parent company should boost earnings.

Taiwan-based global data networking vendor D-Link was another key detractor. The company sells branded wireless local area network (WLAN) products, broadband access equipment, local area network (LAN) switches and other networking equipment. D-Link's stock price fell as capital and consumer spending on information technology products slowed in response to a sluggish global economy. At period-end, however, we continued to find the company attractively valued as we believed rising notebook personal computer penetration rates and increasing broadband adoption rates could drive demand from home users and small businesses for D-Link's products. Despite short-term setbacks, the company continued to gain market share and seemed poised to benefit from a pending upgrade cycle in wireless access equipment.


                                6 | Annual Report

The Fund's investment in U.K.-based chemicals manufacturer Yule Catto also hindered Fund performance. The company historically has earned relatively high profit margins as a leader in various niche markets. However, as Yule Catto was focused on controlling costs and asset utilization, the company's share price declined largely due to several nonrecurring charges related to restructuring. At period-end, we believed the company remained attractively valued due to plant closures and other restructuring efforts and its solid dividend.

Some holdings performed well during the fiscal year under review. Australia-based Downer EDI was among the Fund's top contributors to performance. The company, which operates in engineering, mining and resources, infrastructure services, and rail, benefited from the sale of its oil and geothermal drilling division, Century Resources, in December 2007. The company also appointed a new CEO and renewed two major mining contracts during the reporting period. By period-end, we continued to view the company favorably as we believed its balance sheet had improved and its four major business segments were well positioned to benefit from the positive market environment and industry trends.

The Fund's position in U.K.-based GAME Group, a major European retailer of computer software, video games, consoles and related products, also aided performance. The company benefited from exceptionally strong demand for Nintendo's Wii and DS console systems amid widespread market hardware shortages for both products. At period-end, we continued to believe the company was fundamentally strong and remained attractively valued due to its strong balance sheet. We also believed GAME Group's 2007 acquisition of GameStation, a major U.K. video game retailer, offered synergies and magnified the positive impact of the current game console cycle as GAME Group gained access to a large, higher margin, pre-owned sales base.


                                Annual Report | 7

Thank you for your continued participation in Templeton Global Smaller Companies Fund. We look forward to serving your future investment needs.

(PHOTO OF BRADLEY RADIN)


/s/ Bradley Radin
Bradley Radin, CFA

(PHOTO OF HARLAN B. HODES)


/s/ Harlan B. Hodes
Harlan B. Hodes, CPA

(PHOTO OF CINDY L. SWEETING)


/s/ Cindy L. Sweeting
Cindy L. Sweeting, CFA

Portfolio Management Team
Templeton Global Smaller Companies Fund

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF AUGUST 31, 2008, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


                                8 | Annual Report

Performance Summary as of 8/31/08

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION

CLASS A (SYMBOL: TEMGX)                    CHANGE   8/31/08   8/31/07
-----------------------                    ------   -------   -------
Net Asset Value (NAV)                      -$3.16    $6.97     $10.13
DISTRIBUTIONS (9/1/07-8/31/08)
Dividend Income                  $0.0983
Short-Term Capital Gain          $0.0222
Long-Term Capital Gain           $0.8372
   TOTAL                         $0.9577

CLASS B (SYMBOL: N/A)                      CHANGE   8/31/08   8/31/07
---------------------                      ------   -------   -------
Net Asset Value (NAV)                      -$3.05    $6.63     $9.68
DISTRIBUTIONS (9/1/07-8/31/08)
Dividend Income                  $0.0253
Short-Term Capital Gain          $0.0222
Long-Term Capital Gain           $0.8372
   TOTAL                         $0.8847

CLASS C (SYMBOL: TESGX)                    CHANGE   8/31/08   8/31/07
-----------------------                    ------   -------   -------
Net Asset Value (NAV)                      -$3.09    $6.77     $9.86
DISTRIBUTIONS (9/1/07-8/31/08)
Dividend Income                  $0.0312
Short-Term Capital Gain          $0.0222
Long-Term Capital Gain           $0.8372
   TOTAL                         $0.8906

ADVISOR CLASS (SYMBOL: TGSAX)              CHANGE   8/31/08   8/31/07
-----------------------------              ------   -------   -------
Net Asset Value (NAV)                      -$3.17    $7.00     $10.17
DISTRIBUTIONS (9/1/07-8/31/08)
Dividend Income                  $0.1216
Short-Term Capital Gain          $0.0222
Long-Term Capital Gain           $0.8372
   TOTAL                         $0.9810


                                Anuual Report | 9

PERFORMANCE

CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURNS AND VALUE OF $10,000 INVESTMENT INCLUDE MAXIMUM SALES CHARGES. CLASS A: 5.75% MAXIMUM INITIAL SALES CHARGE; CLASS B: CONTINGENT DEFERRED SALES CHARGE (CDSC) DECLINING FROM 4% TO 1% OVER SIX YEARS, AND ELIMINATED THEREAFTER; CLASS C: 1% CDSC IN FIRST YEAR ONLY; ADVISOR CLASS: NO SALES CHARGES.

CLASS A                                         1-YEAR    5-YEAR    10-YEAR
-------                                        -------   -------   ---------
Cumulative Total Return(1)                      -23.88%   +67.75%   +110.53%
Average Annual Total Return(2)                  -28.27%    +9.59%     +7.09%
Value of $10,000 Investment(3)                 $ 7,173   $15.804   $ 19,845
Avg. Ann. Total Return (9/30/08)(4)             -37.63%    +6.37%     +5.78%
   Total Annual Operating Expenses(5)   1.32%

                                                                   INCEPTION
CLASS B                                         1-YEAR    5-YEAR    (1/1/99)
-------                                        -------   -------   ---------
Cumulative Total Return(1)                      -24.47%   +61.71%    +86.26%
Average Annual Total Return(2)                  -27.21%    +9.83%     +6.65%
Value of $10,000 Investment(3)                 $ 7,279   $15,981    $18,626
Avg. Ann. Total Return (9/30/08)(4)             -36.72%    +6.60%     +5.14%
   Total Annual Operating Expenses(5)   2.07%

CLASS C                                         1-YEAR    5-YEAR    10-YEAR
-------                                        -------   -------   ---------
Cumulative Total Return(1)                      -24.38%   +61.63%    +95.77%
Average Annual Total Return(2)                  -25.07%   +10.08%     +6.95%
Value of $10,000 Investment(3)                 $ 7,493   $16,163    $19,577
Avg. Ann. Total Return (9/30/08)(4)             -34.87%    +6.83%     +5.63%
   Total Annual Operating Expenses(5)   2.06%

ADVISOR CLASS                                   1-YEAR    5-YEAR    10-YEAR
-------------                                  -------   -------   ---------
Cumulative Total Return(1)                      -23.69%   +69.78%   +116.39%
Average Annual Total Return(2)                  -23.69%   +11.17%     +8.02%
Value of $10,000 Investment(3)                 $ 7,631   $16,978   $ 21,639
Avg. Ann. Total Return (9/30/08)(4)             -33.63%    +7.90%     +6.69%
   Total Annual Operating Expenses(5)   1.07%

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT FRANKLINTEMPLETON.COM OR CALL (800) 342-5236.


                               10 | Annual Report

TOTAL RETURN INDEX COMPARISON FOR HYPOTHETICAL $10,000 INVESTMENT

Total return represents the change in value of an investment over the periods shown. It includes any current, applicable, maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

AVERAGE ANNUAL TOTAL RETURN

CLASS A   8/31/08
-------   -------
1-Year    -28.27%
5-Year     +9.59%
10-Year    +7.09%

CLASS A (9/1/98-8/31/08)

                              (PERFORMANCE GRAPH)

             TEMPLETON GLOBAL SMALLER   MSCI WORLD
   DATE      COMPANIES FUND - CLASS A      INDEX       CPI
----------   ------------------------   ----------   -------
 9/1/1998             $ 9,426             $10,000    $10,000
 9/30/1998            $ 9,331             $10,179    $10,012
10/31/1998            $ 9,541             $11,101    $10,037
11/30/1998            $ 9,911             $11,762    $10,037
12/31/1998            $10,011             $12,339    $10,031
 1/31/1999            $ 9,598             $12,611    $10,055
 2/28/1999            $ 9,270             $12,277    $10,067
 3/31/1999            $ 9,526             $12,790    $10,098
 4/30/1999            $10,425             $13,296    $10,171
 5/31/1999            $10,282             $12,812    $10,171
 6/30/1999            $10,567             $13,411    $10,171
 7/31/1999            $10,667             $13,373    $10,202
 8/31/1999            $10,553             $13,351    $10,226
 9/30/1999            $10,211             $13,223    $10,275
10/31/1999            $10,190             $13,912    $10,294
11/30/1999            $10,375             $14,306    $10,300
12/31/1999            $11,023             $15,465    $10,300
 1/31/2000            $10,868             $14,582    $10,330
 2/29/2000            $11,209             $14,623    $10,392
 3/31/2000            $11,565             $15,635    $10,477
 4/30/2000            $11,023             $14,976    $10,483
 5/31/2000            $10,853             $14,599    $10,496
 6/30/2000            $11,302             $15,092    $10,551
 7/31/2000            $11,209             $14,669    $10,575
 8/31/2000            $11,302             $15,148    $10,575
 9/30/2000            $10,760             $14,344    $10,630
10/31/2000            $10,172             $14,106    $10,649
11/30/2000            $ 9,737             $13,251    $10,655
12/31/2000            $10,099             $13,468    $10,649
 1/31/2001            $10,634             $13,729    $10,716
 2/28/2001            $10,440             $12,570    $10,759
 3/31/2001            $ 9,516             $11,747    $10,783
 4/30/2001            $ 9,937             $12,618    $10,826
 5/31/2001            $10,407             $12,462    $10,875
 6/30/2001            $10,180             $12,073    $10,894
 7/31/2001            $ 9,986             $11,914    $10,863
 8/31/2001            $ 9,889             $11,344    $10,863
 9/30/2001            $ 8,543             $10,346    $10,912
10/31/2001            $ 8,862             $10,546    $10,875
11/30/2001            $ 9,435             $11,171    $10,857
12/31/2001            $ 9,927             $11,243    $10,814
 1/31/2002            $10,041             $10,903    $10,838
 2/28/2002            $10,320             $10,811    $10,881
 3/31/2002            $11,221             $11,291    $10,942
 4/30/2002            $11,581             $10,911    $11,004
 5/31/2002            $11,761             $10,937    $11,004
 6/30/2002            $11,106             $10,275    $11,010
 7/31/2002            $ 9,845             $ 9,411    $11,022
 8/31/2002            $ 9,534             $ 9,430    $11,059
 9/30/2002            $ 8,649             $ 8,395    $11,077
10/31/2002            $ 8,889             $ 9,016    $11,095
11/30/2002            $ 9,203             $ 9,504    $11,095
12/31/2002            $ 9,054             $ 9,046    $11,071
 1/31/2003            $ 8,724             $ 8,772    $11,120
 2/28/2003            $ 8,278             $ 8,622    $11,206
 3/31/2003            $ 8,311             $ 8,598    $11,273
 4/30/2003            $ 9,154             $ 9,366    $11,248
 5/31/2003            $10,112             $ 9,906    $11,230
 6/30/2003            $10,475             $10,081    $11,242
 7/31/2003            $11,103             $10,288    $11,255
 8/31/2003            $11,830             $10,513    $11,297
 9/30/2003            $12,029             $10,579    $11,334
10/31/2003            $12,932             $11,209    $11,322
11/30/2003            $13,166             $11,383    $11,291
12/31/2003            $13,886             $12,100    $11,279
 1/31/2004            $14,322             $12,296    $11,334
 2/29/2004            $14,941             $12,507    $11,395
 3/31/2004            $14,724             $12,429    $11,469
 4/30/2004            $14,523             $12,181    $11,506
 5/31/2004            $14,422             $12,300    $11,573
 6/30/2004            $14,891             $12,558    $11,610
 7/31/2004            $14,506             $12,152    $11,591
 8/31/2004            $14,556             $12,210    $11,597
 9/30/2004            $15,109             $12,445    $11,622
10/31/2004            $15,480             $12,752    $11,683
11/30/2004            $16,694             $13,428    $11,689
12/31/2004            $17,534             $13,944    $11,646
 1/31/2005            $17,271             $13,633    $11,671
 2/28/2005            $17,966             $14,071    $11,738
 3/31/2005            $17,759             $13,804    $11,830
 4/30/2005            $16,989             $13,513    $11,909
 5/31/2005            $17,327             $13,763    $11,897
 6/30/2005            $17,722             $13,888    $11,903
 7/31/2005            $18,492             $14,377    $11,958
 8/31/2005            $18,455             $14,492    $12,020
 9/30/2005            $18,887             $14,872    $12,166
10/31/2005            $17,894             $14,514    $12,191
11/30/2005            $18,283             $15,006    $12,093
12/31/2005            $18,883             $15,342    $12,044
 1/31/2006            $20,243             $16,030    $12,136
 2/28/2006            $20,447             $16,013    $12,160
 3/31/2006            $21,241             $16,372    $12,228
 4/30/2006            $22,012             $16,878    $12,332
 5/31/2006            $20,742             $16,317    $12,393
 6/30/2006            $20,221             $16,319    $12,417
 7/31/2006            $20,175             $16,424    $12,454
 8/31/2006            $20,606             $16,859    $12,479
 9/30/2006            $20,833             $17,065    $12,417
10/31/2006            $21,721             $17,694    $12,350
11/30/2006            $22,559             $18,137    $12,332
12/31/2006            $23,471             $18,511    $12,350
 1/31/2007            $24,012             $18,733    $12,388
 2/28/2007            $24,140             $18,643    $12,454
 3/31/2007            $25,041             $18,992    $12,567
 4/30/2007            $25,890             $19,841    $12,649
 5/31/2007            $26,791             $20,417    $12,726
 6/30/2007            $27,332             $20,266    $12,751
 7/31/2007            $27,229             $19,822    $12,748
 8/31/2007            $26,071             $19,815    $12,724
 9/30/2007            $26,251             $20,764    $12,759
10/31/2007            $26,536             $21,406    $12,787
11/30/2007            $23,691             $20,540    $12,863
12/31/2007            $23,689             $20,281    $12,854
 1/31/2008            $20,984             $18,736    $12,918
 2/29/2008            $20,984             $18,637    $12,956
 3/31/2008            $21,098             $18,467    $13,068
 4/30/2008            $22,123             $19,453    $13,147
 5/31/2008            $22,408             $19,773    $13,258
 6/30/2008            $20,557             $18,203    $13,391
 7/31/2008            $19,931             $17,763    $13,462
 8/31/2008            $19,845             $17,522    $13,408

AVERAGE ANNUAL TOTAL RETURN

CLASS B                    8/31/08
-------                    -------
1-Year                     -27.21%
5-Year                      +9.83%
Since Inception (1/1/99)    +6.65%

CLASS B (1/1/99-8/31/08)

                              (PERFORMANCE GRAPH)

             TEMPLETON GLOBAL SMALLER   MSCI WORLD
   DATE      COMPANIES FUND - CLASS B      INDEX       CPI
----------   ------------------------   ----------   -------
  1/1/1999            $10,000             $10,000    $10,000
 1/31/1999            $ 9,573             $10,220    $10,024
 2/28/1999            $ 9,245             $ 9,950    $10,037
 3/31/1999            $ 9,487             $10,366    $10,067
 4/30/1999            $10,385             $10,776    $10,140
 5/31/1999            $10,242             $10,383    $10,140
 6/30/1999            $10,513             $10,869    $10,140
 7/31/1999            $10,613             $10,838    $10,171
 8/31/1999            $10,484             $10,820    $10,195
 9/30/1999            $10,142             $10,717    $10,244
10/31/1999            $10,118             $11,275    $10,262
11/30/1999            $10,287             $11,594    $10,268
12/31/1999            $10,914             $12,534    $10,268
 1/31/2000            $10,759             $11,818    $10,299
 2/29/2000            $11,084             $11,851    $10,360
 3/31/2000            $11,423             $12,672    $10,445
 4/30/2000            $10,883             $12,137    $10,451
 5/31/2000            $10,713             $11,831    $10,464
 6/30/2000            $11,145             $12,231    $10,519
 7/31/2000            $11,037             $11,889    $10,543
 8/31/2000            $11,114             $12,277    $10,543
 9/30/2000            $10,590             $11,626    $10,598
10/31/2000            $ 9,985             $11,432    $10,616
11/30/2000            $ 9,569             $10,740    $10,622
12/31/2000            $ 9,929             $10,915    $10,616
 1/31/2001            $10,428             $11,127    $10,683
 2/28/2001            $10,235             $10,188    $10,726
 3/31/2001            $ 9,332             $ 9,520    $10,750
 4/30/2001            $ 9,719             $10,227    $10,793
 5/31/2001            $10,187             $10,100    $10,842
 6/30/2001            $ 9,961             $ 9,785    $10,860
 7/31/2001            $ 9,751             $ 9,656    $10,830
 8/31/2001            $ 9,655             $ 9,194    $10,830
 9/30/2001            $ 8,333             $ 8,385    $10,879
10/31/2001            $ 8,645             $ 8,547    $10,842
11/30/2001            $ 9,180             $ 9,054    $10,824
12/31/2001            $ 9,667             $ 9,112    $10,781
 1/31/2002            $ 9,764             $ 8,837    $10,805
 2/28/2002            $10,023             $ 8,761    $10,848
 3/31/2002            $10,915             $ 9,151    $10,909
 4/30/2002            $11,240             $ 8,843    $10,970
 5/31/2002            $11,418             $ 8,864    $10,970
 6/30/2002            $10,769             $ 8,328    $10,976
 7/31/2002            $ 9,553             $ 7,627    $10,988
 8/31/2002            $ 9,245             $ 7,643    $11,025
 9/30/2002            $ 8,385             $ 6,804    $11,043
10/31/2002            $ 8,612             $ 7,307    $11,062
11/30/2002            $ 8,906             $ 7,703    $11,062
12/31/2002            $ 8,759             $ 7,331    $11,037
 1/31/2003            $ 8,417             $ 7,110    $11,086
 2/28/2003            $ 7,992             $ 6,988    $11,171
 3/31/2003            $ 8,009             $ 6,969    $11,239
 4/30/2003            $ 8,824             $ 7,591    $11,214
 5/31/2003            $ 9,754             $ 8,029    $11,196
 6/30/2003            $10,080             $ 8,170    $11,208
 7/31/2003            $10,684             $ 8,338    $11,220
 8/31/2003            $11,369             $ 8,520    $11,263
 9/30/2003            $11,548             $ 8,574    $11,300
10/31/2003            $12,411             $ 9,085    $11,287
11/30/2003            $12,642             $ 9,225    $11,257
12/31/2003            $13,318             $ 9,806    $11,245
 1/31/2004            $13,731             $ 9,966    $11,300
 2/29/2004            $14,309             $10,136    $11,361
 3/31/2004            $14,094             $10,073    $11,434
 4/30/2004            $13,896             $ 9,872    $11,470
 5/31/2004            $13,780             $ 9,969    $11,538
 6/30/2004            $14,226             $10,178    $11,574
 7/31/2004            $13,846             $ 9,848    $11,556
 8/31/2004            $13,896             $ 9,895    $11,562
 9/30/2004            $14,408             $10,086    $11,586
10/31/2004            $14,757             $10,335    $11,647
11/30/2004            $15,893             $10,883    $11,653
12/31/2004            $16,680             $11,301    $11,611
 1/31/2005            $16,423             $11,049    $11,635
 2/28/2005            $17,085             $11,404    $11,702
 3/31/2005            $16,864             $11,187    $11,794
 4/30/2005            $16,128             $10,951    $11,873
 5/31/2005            $16,441             $11,154    $11,861
 6/30/2005            $16,809             $11,256    $11,867
 7/31/2005            $17,526             $11,651    $11,922
 8/31/2005            $17,489             $11,745    $11,983
 9/30/2005            $17,875             $12,053    $12,129
10/31/2005            $16,910             $11,763    $12,154
11/30/2005            $17,291             $12,161    $12,056
12/31/2005            $17,834             $12,434    $12,007
 1/31/2006            $19,100             $12,992    $12,099
 2/28/2006            $19,300             $12,978    $12,123
 3/31/2006            $20,033             $13,269    $12,190
 4/30/2006            $20,744             $13,679    $12,294
 5/31/2006            $19,522             $13,224    $12,355
 6/30/2006            $19,034             $13,225    $12,379
 7/31/2006            $18,967             $13,311    $12,416
 8/31/2006            $19,367             $13,663    $12,441
 9/30/2006            $19,567             $13,830    $12,379
10/31/2006            $20,393             $14,341    $12,312
11/30/2006            $21,162             $14,699    $12,294
12/31/2006            $22,029             $15,002    $12,312
 1/31/2007            $22,536             $15,182    $12,350
 2/28/2007            $22,657             $15,109    $12,416
 3/31/2007            $23,502             $15,392    $12,529
 4/30/2007            $24,299             $16,080    $12,610
 5/31/2007            $25,145             $16,547    $12,688
 6/30/2007            $25,653             $16,425    $12,712
 7/31/2007            $25,555             $16,064    $12,709
 8/31/2007            $24,469             $16,059    $12,686
 9/30/2007            $24,638             $16,828    $12,721
10/31/2007            $24,907             $17,348    $12,748
11/30/2007            $22,237             $16,647    $12,823
12/31/2007            $22,234             $16,437    $12,815
 1/31/2008            $19,695             $15,185    $12,879
 2/29/2008            $19,695             $15,104    $12,916
 3/31/2008            $19,802             $14,967    $13,028
 4/30/2008            $20,764             $15,765    $13,107
 5/31/2008            $21,032             $16,025    $13,217
 6/30/2008            $19,295             $14,753    $13,351
 7/31/2008            $18,706             $14,396    $13,421
 8/31/2008            $18,626             $14,201    $13,367


                               Annual Report | 11

AVERAGE ANNUAL TOTAL RETURN

CLASS C   8/31/08
-------   -------
1-Year    -25.07%
5-Year    +10.08%
10-Year    +6.95%

CLASS C (9/1/98-8/31/08)

                              (PERFORMANCE GRAPH)

             TEMPLETON GLOBAL SMALLER   MSCI WORLD
   DATE      COMPANIES FUND - CLASS C     INDEX        CPI
----------   ------------------------   ----------   -------
  9/1/1998            $10,000             $10,000    $10,000
 9/30/1998            $ 9,897             $10,179    $10,012
10/31/1998            $10,117             $11,101    $10,037
11/30/1998            $10,515             $11,762    $10,037
12/31/1998            $10,607             $12,339    $10,031
 1/31/1999            $10,163             $12,611    $10,055
 2/28/1999            $ 9,796             $12,277    $10,067
 3/31/1999            $10,071             $12,790    $10,098
 4/30/1999            $11,020             $13,296    $10,171
 5/31/1999            $10,867             $12,812    $10,171
 6/30/1999            $11,143             $13,411    $10,171
 7/31/1999            $11,250             $13,373    $10,202
 8/31/1999            $11,128             $13,351    $10,226
 9/30/1999            $10,760             $13,223    $10,275
10/31/1999            $10,742             $13,912    $10,294
11/30/1999            $10,922             $14,306    $10,300
12/31/1999            $11,582             $15,465    $10,300
 1/31/2000            $11,434             $14,582    $10,330
 2/29/2000            $11,762             $14,623    $10,392
 3/31/2000            $12,140             $15,635    $10,477
 4/30/2000            $11,565             $14,976    $10,483
 5/31/2000            $11,384             $14,599    $10,496
 6/30/2000            $11,844             $15,092    $10,551
 7/31/2000            $11,746             $14,669    $10,575
 8/31/2000            $11,812             $15,148    $10,575
 9/30/2000            $11,253             $14,344    $10,630
10/31/2000            $10,623             $14,106    $10,649
11/30/2000            $10,182             $13,251    $10,655
12/31/2000            $10,547             $13,468    $10,649
 1/31/2001            $11,094             $13,729    $10,716
 2/28/2001            $10,871             $12,570    $10,759
 3/31/2001            $ 9,914             $11,747    $10,783
 4/30/2001            $10,341             $12,618    $10,826
 5/31/2001            $10,820             $12,462    $10,875
 6/30/2001            $10,581             $12,073    $10,894
 7/31/2001            $10,359             $11,914    $10,863
 8/31/2001            $10,256             $11,344    $10,863
 9/30/2001            $ 8,854             $10,346    $10,912
10/31/2001            $ 9,184             $10,546    $10,875
11/30/2001            $ 9,765             $11,171    $10,857
12/31/2001            $10,278             $11,243    $10,814
 1/31/2002            $10,398             $10,903    $10,838
 2/28/2002            $10,671             $10,811    $10,881
 3/31/2002            $11,595             $11,291    $10,942
 4/30/2002            $11,954             $10,911    $11,004
 5/31/2002            $12,142             $10,937    $11,004
 6/30/2002            $11,458             $10,275    $11,010
 7/31/2002            $10,158             $ 9,411    $11,022
 8/31/2002            $ 9,833             $ 9,430    $11,059
 9/30/2002            $ 8,910             $ 8,395    $11,077
10/31/2002            $ 9,161             $ 9,016    $11,095
11/30/2002            $ 9,470             $ 9,504    $11,095
12/31/2002            $ 9,316             $ 9,046    $11,071
 1/31/2003            $ 8,956             $ 8,772    $11,120
 2/28/2003            $ 8,492             $ 8,622    $11,206
 3/31/2003            $ 8,527             $ 8,598    $11,273
 4/30/2003            $ 9,384             $ 9,366    $11,248
 5/31/2003            $10,362             $ 9,906    $11,230
 6/30/2003            $10,723             $10,081    $11,242
 7/31/2003            $11,357             $10,288    $11,255
 8/31/2003            $12,112             $10,513    $11,297
 9/30/2003            $12,301             $10,579    $11,334
10/31/2003            $13,212             $11,209    $11,322
11/30/2003            $13,454             $11,383    $11,291
12/31/2003            $14,180             $12,100    $11,279
 1/31/2004            $14,613             $12,296    $11,334
 2/29/2004            $15,218             $12,507    $11,395
 3/31/2004            $14,993             $12,429    $11,469
 4/30/2004            $14,786             $12,181    $11,506
 5/31/2004            $14,665             $12,300    $11,573
 6/30/2004            $15,149             $12,558    $11,610
 7/31/2004            $14,734             $12,152    $11,591
 8/31/2004            $14,786             $12,210    $11,597
 9/30/2004            $15,339             $12,445    $11,622
10/31/2004            $15,714             $12,752    $11,683
11/30/2004            $16,922             $13,428    $11,689
12/31/2004            $17,763             $13,944    $11,646
 1/31/2005            $17,474             $13,633    $11,671
 2/28/2005            $18,187             $14,071    $11,738
 3/31/2005            $17,956             $13,804    $11,830
 4/30/2005            $17,166             $13,513    $11,909
 5/31/2005            $17,494             $13,763    $11,897
 6/30/2005            $17,879             $13,888    $11,903
 7/31/2005            $18,650             $14,377    $11,958
 8/31/2005            $18,592             $14,492    $12,020
 9/30/2005            $19,035             $14,872    $12,166
10/31/2005            $18,000             $14,514    $12,191
11/30/2005            $18,399             $15,006    $12,093
12/31/2005            $18,968             $15,342    $12,044
 1/31/2006            $20,338             $16,030    $12,136
 2/28/2006            $20,523             $16,013    $12,160
 3/31/2006            $21,313             $16,372    $12,228
 4/30/2006            $22,079             $16,878    $12,332
 5/31/2006            $20,779             $16,317    $12,393
 6/30/2006            $20,245             $16,319    $12,417
 7/31/2006            $20,198             $16,424    $12,454
 8/31/2006            $20,616             $16,859    $12,479
 9/30/2006            $20,825             $17,065    $12,417
10/31/2006            $21,688             $17,694    $12,350
11/30/2006            $22,517             $18,137    $12,332
12/31/2006            $23,448             $18,511    $12,350
 1/31/2007            $23,947             $18,733    $12,388
 2/28/2007            $24,052             $18,643    $12,454
 3/31/2007            $24,945             $18,992    $12,567
 4/30/2007            $25,759             $19,841    $12,649
 5/31/2007            $26,678             $20,417    $12,726
 6/30/2007            $27,177             $20,266    $12,751
 7/31/2007            $27,072             $19,822    $12,748
 8/31/2007            $25,890             $19,815    $12,724
 9/30/2007            $26,048             $20,764    $12,759
10/31/2007            $26,344             $21,406    $12,787
11/30/2007            $23,512             $20,540    $12,863
12/31/2007            $23,452             $20,281    $12,854
 1/31/2008            $20,763             $18,736    $12,918
 2/29/2008            $20,763             $18,637    $12,956
 3/31/2008            $20,849             $18,467    $13,068
 4/30/2008            $21,861             $19,453    $13,147
 5/31/2008            $22,122             $19,773    $13,258
 6/30/2008            $20,300             $18,203    $13,391
 7/31/2008            $19,664             $17,763    $13,462
 8/31/2008            $19,577             $17,522    $13,408

AVERAGE ANNUAL TOTAL RETURN

ADVISOR CLASS   8/31/08
-------------   -------
1-Year          -23.69%
5-Year          +11.17%
10-Year          +8.02%

ADVISOR CLASS (9/1/98-8/31/08)

                              (PERFORMANCE GRAPH)

                 TEMPLETON GLOBAL
                 SMALLER COMPANIES      MSCI WORLD
   DATE        FUND - ADVISOR CLASS       INDEX        CPI
----------   ------------------------   ----------   -------
  9/1/1998            $10,000             $10,000    $10,000
 9/30/1998            $ 9,913             $10,179    $10,012
10/31/1998            $10,143             $11,101    $10,037
11/30/1998            $10,537             $11,762    $10,037
12/31/1998            $10,643             $12,339    $10,031
 1/31/1999            $10,204             $12,611    $10,055
 2/28/1999            $ 9,856             $12,277    $10,067
 3/31/1999            $10,128             $12,790    $10,098
 4/30/1999            $11,082             $13,296    $10,171
 5/31/1999            $10,946             $12,812    $10,171
 6/30/1999            $11,248             $13,411    $10,171
 7/31/1999            $11,354             $13,373    $10,202
 8/31/1999            $11,233             $13,351    $10,226
 9/30/1999            $10,885             $13,223    $10,275
10/31/1999            $10,864             $13,912    $10,294
11/30/1999            $11,060             $14,306    $10,300
12/31/1999            $11,744             $15,465    $10,300
 1/31/2000            $11,596             $14,582    $10,330
 2/29/2000            $11,942             $14,623    $10,392
 3/31/2000            $12,338             $15,635    $10,477
 4/30/2000            $11,761             $14,976    $10,483
 5/31/2000            $11,596             $14,599    $10,496
 6/30/2000            $12,058             $15,092    $10,551
 7/31/2000            $11,975             $14,669    $10,575
 8/31/2000            $12,058             $15,148    $10,575
 9/30/2000            $11,497             $14,344    $10,630
10/31/2000            $10,860             $14,106    $10,649
11/30/2000            $10,413             $13,251    $10,655
12/31/2000            $10,800             $13,468    $10,649
 1/31/2001            $11,353             $13,729    $10,716
 2/28/2001            $11,163             $12,570    $10,759
 3/31/2001            $10,177             $11,747    $10,783
 4/30/2001            $10,609             $12,618    $10,826
 5/31/2001            $11,128             $12,462    $10,875
 6/30/2001            $10,886             $12,073    $10,894
 7/31/2001            $10,678             $11,914    $10,863
 8/31/2001            $10,592             $11,344    $10,863
 9/30/2001            $ 9,155             $10,346    $10,912
10/31/2001            $ 9,492             $10,546    $10,875
11/30/2001            $10,106             $11,171    $10,857
12/31/2001            $10,632             $11,243    $10,814
 1/31/2002            $10,772             $10,903    $10,838
 2/28/2002            $11,053             $10,811    $10,881
 3/31/2002            $12,036             $11,291    $10,942
 4/30/2002            $12,422             $10,911    $11,004
 5/31/2002            $12,615             $10,937    $11,004
 6/30/2002            $11,913             $10,275    $11,010
 7/31/2002            $10,562             $ 9,411    $11,022
 8/31/2002            $10,246             $ 9,430    $11,059
 9/30/2002            $ 9,299             $ 8,395    $11,077
10/31/2002            $ 9,550             $ 9,016    $11,095
11/30/2002            $ 9,887             $ 9,504    $11,095
12/31/2002            $ 9,727             $ 9,046    $11,071
 1/31/2003            $ 9,372             $ 8,772    $11,120
 2/28/2003            $ 8,893             $ 8,622    $11,206
 3/31/2003            $ 8,929             $ 8,598    $11,273
 4/30/2003            $ 9,852             $ 9,366    $11,248
 5/31/2003            $10,881             $ 9,906    $11,230
 6/30/2003            $11,272             $10,081    $11,242
 7/31/2003            $11,946             $10,288    $11,255
 8/31/2003            $12,745             $10,513    $11,297
 9/30/2003            $12,958             $10,579    $11,334
10/31/2003            $13,918             $11,209    $11,322
11/30/2003            $14,189             $11,383    $11,291
12/31/2003            $14,975             $12,100    $11,279
 1/31/2004            $15,445             $12,296    $11,334
 2/29/2004            $16,112             $12,507    $11,395
 3/31/2004            $15,878             $12,429    $11,469
 4/30/2004            $15,661             $12,181    $11,506
 5/31/2004            $15,553             $12,300    $11,573
 6/30/2004            $16,076             $12,558    $11,610
 7/31/2004            $15,661             $12,152    $11,591
 8/31/2004            $15,715             $12,210    $11,597
 9/30/2004            $16,311             $12,445    $11,622
10/31/2004            $16,723             $12,752    $11,683
11/30/2004            $18,032             $13,428    $11,689
12/31/2004            $18,934             $13,944    $11,646
 1/31/2005            $18,650             $13,633    $11,671
 2/28/2005            $19,421             $14,071    $11,738
 3/31/2005            $19,177             $13,804    $11,830
 4/30/2005            $18,366             $13,513    $11,909
 5/31/2005            $18,731             $13,763    $11,897
 6/30/2005            $19,177             $13,888    $11,903
 7/31/2005            $20,009             $14,377    $11,958
 8/31/2005            $19,969             $14,492    $12,020
 9/30/2005            $20,436             $14,872    $12,166
10/31/2005            $19,351             $14,514    $12,191
11/30/2005            $19,796             $15,006    $12,093
12/31/2005            $20,444             $15,342    $12,044
 1/31/2006            $21,915             $16,030    $12,136
 2/28/2006            $22,160             $16,013    $12,160
 3/31/2006            $23,018             $16,372    $12,228
 4/30/2006            $23,852             $16,878    $12,332
 5/31/2006            $22,479             $16,317    $12,393
 6/30/2006            $21,915             $16,319    $12,417
 7/31/2006            $21,866             $16,424    $12,454
 8/31/2006            $22,332             $16,859    $12,479
 9/30/2006            $22,601             $17,065    $12,417
10/31/2006            $23,561             $17,694    $12,350
11/30/2006            $24,469             $18,137    $12,332
12/31/2006            $25,485             $18,511    $12,350
 1/31/2007            $26,071             $18,733    $12,388
 2/28/2007            $26,210             $18,643    $12,454
 3/31/2007            $27,214             $18,992    $12,567
 4/30/2007            $28,134             $19,841    $12,649
 5/31/2007            $29,138             $20,417    $12,726
 6/30/2007            $29,723             $20,266    $12,751
 7/31/2007            $29,612             $19,822    $12,748
 8/31/2007            $28,357             $19,815    $12,724
 9/30/2007            $28,552             $20,764    $12,759
10/31/2007            $28,903             $21,406    $12,787
11/30/2007            $25,783             $20,540    $12,863
12/31/2007            $25,781             $20,281    $12,854
 1/31/2008            $22,844             $18,736    $12,918
 2/29/2008            $22,844             $18,637    $12,956
 3/31/2008            $22,968             $18,467    $13,068
 4/30/2008            $24,081             $19,453    $13,147
 5/31/2008            $24,390             $19,773    $13,258
 6/30/2008            $22,411             $18,203    $13,391
 7/31/2008            $21,731             $17,763    $13,462
 8/31/2008            $21,639             $17,522    $13,408


                               12 | Annual Report

ENDNOTES

SPECIAL RISKS ARE ASSOCIATED WITH FOREIGN INVESTING, INCLUDING CURRENCY FLUCTUATIONS, ECONOMIC INSTABILITY AND POLITICAL DEVELOPMENTS. INVESTMENTS IN EMERGING MARKETS INVOLVE HEIGHTENED RISKS RELATED TO THE SAME FACTORS, IN ADDITION TO THOSE ASSOCIATED WITH THESE MARKETS' SMALLER SIZE AND LESSER LIQUIDITY. IN ADDITION, SMALLER-COMPANY STOCKS HAVE HISTORICALLY EXHIBITED GREATER PRICE VOLATILITY THAN LARGE-COMPANY STOCKS, PARTICULARLY OVER THE SHORT TERM. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS B: These shares have higher annual fees and expenses than Class A shares.

CLASS C: Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

ADVISOR CLASS: Shares are available to certain eligible investors as described in the prospectus.

(1.) Cumulative total return represents the change in value of an investment over the periods indicated.

(2.) Average annual total return represents the average annual change in value of an investment over the periods indicated.

(3.) These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated.

(4.) In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

(5.) Figures are as stated in the Fund's prospectus current as of the date of this report.

(6.) Source: (C) 2008 Morningstar. The MSCI World Index is a free float-adjusted, market capitalization-weighted index designed to measure equity market performance in global developed markets. The Consumer Price Index (CPI), calculated by the U.S. Bureau of Labor Statistics, is a commonly used measure of the inflation rate.


                               Annual Report | 13

Your Fund's Expenses

As a Fund shareholder, you can incur two types of costs:

- Transaction costs, including sales charges (loads) on Fund purchases and redemption fees; and

- Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.   Divide your account value by $1,000.

     IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."

     IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


                               14 | Annual Report

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES OR REDEMPTION FEES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

                                           BEGINNING ACCOUNT   ENDING ACCOUNT    EXPENSES PAID DURING
                                              VALUE 3/1/08      VALUE 8/31/08   PERIOD* 3/1/08-8/31/08
                                           -----------------   --------------   ----------------------
CLASS A
Actual                                          $1,000            $  945.70             $ 6.90
Hypothetical (5% return before expenses)        $1,000            $1,018.05             $ 7.15
CLASS B
Actual                                          $1,000            $  943.10             $10.70
Hypothetical (5% return before expenses)        $1,000            $1,014.13             $11.09
CLASS C
Actual                                          $1,000            $  942.90             $10.60
Hypothetical (5% return before expenses)        $1,000            $1,014.23             $10.99
ADVISOR CLASS
Actual                                          $1,000            $  947.20             $ 5.78
Hypothetical (5% return before expenses)        $1,000            $1,019.20             $ 5.99

* Expenses are calculated using the most recent six-month expense ratio, annualized for each class (A: 1.41%; B: 2.18%; C: 2.17%; and Advisor:
     1.18%), multiplied by the average account value over the period, multiplied by 184/366 to reflect the one-half year period.


                               Annual Report | 15

Templeton Global Smaller Companies Fund

FINANCIAL HIGHLIGHTS

                                                                  YEAR ENDED AUGUST 31,
                                                ---------------------------------------------------------
CLASS A                                           2008         2007         2006        2005       2004
-------                                         --------    ----------   ----------   --------   --------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ..........   $  10.13    $     9.09   $     9.82   $   8.69   $   7.16
                                                --------    ----------   ----------   --------   --------
Income from investment operations(a):
   Net investment income(b) .................       0.07          0.06         0.08       0.12       0.07
   Net realized and unrealized gains
      (losses) ..............................      (2.27)         2.13         0.83       2.02       1.56
                                                --------    ----------   ----------   --------   --------
Total from investment operations ............      (2.20)         2.19         0.91       2.14       1.63
                                                --------    ----------   ----------   --------   --------
Less distributions from:
   Net investment income ....................      (0.10)        (0.12)       (0.14)     (0.10)     (0.10)
   Net realized gains .......................      (0.86)        (1.03)       (1.50)     (0.91)        --
                                                --------    ----------   ----------   --------   --------
Total distributions .........................      (0.96)        (1.15)       (1.64)     (1.01)     (0.10)
                                                --------    ----------   ----------   --------   --------
Redemption fees(c) ..........................         --            --           --         --         --
                                                --------    ----------   ----------   --------   --------
Net asset value, end of year ................   $   6.97    $    10.13   $     9.09   $   9.82   $   8.69
                                                ========    ==========   ==========   ========   ========
Total return(d) .............................     (23.88)%       26.52%       11.66%     26.78%     23.04%
RATIOS TO AVERAGE NET ASSETS
Expenses(e) .................................       1.35%         1.32%        1.34%      1.35%      1.42%
Net investment income .......................       0.93%         0.68%        0.90%      1.33%      0.91%
SUPPLEMENTAL DATA
Net assets, end of year (000's) .............   $936,192    $1,470,895   $1,128,415   $949,606   $744,017
Portfolio turnover rate .....................      17.46%        28.07%       33.90%     41.58%     31.69%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)  Based on average daily shares outstanding.

(c)  Amount rounds to less than $0.01 per share.

(d) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

(e)  Benefit of expense reduction rounds to less than 0.01%.

   The accompanying notes are an integral part of these financial statements.


                               16 | Annual Report

Templeton Global Smaller Companies Fund

                                                                 YEAR ENDED AUGUST 31,
                                                     ---------------------------------------------
CLASS B                                                2008      2007      2006     2005     2004
-------                                              -------    ------    ------   ------   ------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ...............   $  9.68    $ 8.72    $ 9.50   $ 8.42   $ 6.97
                                                     -------    ------    ------   ------   ------
Income from investment operations(a):
   Net investment income (loss)(b) ...............      0.01     (0.01)     0.01     0.06     0.02
   Net realized and unrealized gains (losses) ....     (2.17)     2.05      0.81     1.95     1.52
                                                     -------    ------    ------   ------   ------
Total from investment operations .................     (2.16)     2.04      0.82     2.01     1.54
                                                     -------    ------    ------   ------   ------
Less distributions from:
   Net investment income .........................     (0.03)    (0.05)    (0.10)   (0.02)   (0.09)
   Net realized gains ............................     (0.86)    (1.03)    (1.50)   (0.91)      --
                                                     -------    ------    ------   ------   ------
Total distributions ..............................     (0.89)    (1.08)    (1.60)   (0.93)   (0.09)
                                                     -------    ------    ------   ------   ------
Redemption fees(c) ...............................        --        --        --       --       --
                                                     -------    ------    ------   ------   ------
Net asset value, end of year .....................   $  6.63    $ 9.68    $ 8.72   $ 9.50   $ 8.42
                                                     =======    ======    ======   ======   ======
Total return(d) ..................................    (24.47)%   25.69%    10.74%   25.86%   22.23%
RATIOS TO AVERAGE NET ASSETS
Expenses(e) ......................................      2.12%     2.07%     2.09%    2.10%    2.16%
Net investment income (loss) .....................      0.16%    (0.07)%    0.15%    0.58%    0.17%
SUPPLEMENTAL DATA
Net assets, end of year (000's) ..................   $ 4,470    $9,010    $8,027   $7,983   $4,896
Portfolio turnover rate ..........................     17.46%    28.07%    33.90%   41.58%   31.69%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)  Based on average daily shares outstanding.

(c)  Amount rounds to less than $0.01 per share.

(d) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

(e)  Benefit of expense reduction rounds to less than 0.01%.

   The accompanying notes are an integral part of these financial statements.


                               Annual Report | 17

Templeton Global Smaller Companies Fund

                                                                   YEAR ENDED AUGUST 31,
                                                     --------------------------------------------------
CLASS C                                                2008       2007        2006      2005      2004
-------                                              -------    -------     -------   -------   -------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ...............   $  9.86    $  8.88     $  9.65   $  8.55   $  7.05
                                                     -------    -------     -------   -------   -------
Income from investment operations(a):
   Net investment income (loss)(b) ...............      0.01         --(c)     0.01      0.06      0.02
   Net realized and unrealized gains (losses) ....     (2.21)      2.07        0.83      1.98      1.54
                                                     -------    -------     -------   -------   -------
Total from investment operations .................     (2.20)      2.07        0.84      2.04      1.56
                                                     -------    -------     -------   -------   -------
Less distributions from:
   Net investment income .........................     (0.03)     (0.06)      (0.11)    (0.03)    (0.06)
   Net realized gains ............................     (0.86)     (1.03)      (1.50)    (0.91)       --
                                                     -------    -------     -------   -------   -------
Total distributions ..............................     (0.89)     (1.09)      (1.61)    (0.94)    (0.06)
                                                     -------    -------     -------   -------   -------
Redemption fees(c) ...............................        --         --          --        --        --
                                                     -------    -------     -------   -------   -------
Net asset value, end of year .....................   $  6.77    $  9.86     $  8.88   $  9.65   $  8.55
                                                     =======    =======     =======   =======   =======
Total return(d) ..................................    (24.38)%    25.58%      10.89%    25.74%    22.07%
RATIOS TO AVERAGE NET ASSETS
Expenses(e) ......................................      2.09%      2.06%       2.09%     2.10%     2.17%
Net investment income (loss) .....................      0.19%     (0.06)%      0.15%     0.58%     0.16%
SUPPLEMENTAL DATA
Net assets, end of year (000's) ..................   $49,346    $98,269     $71,857   $55,448   $30,741
Portfolio turnover rate ..........................     17.46%     28.07%      33.90%    41.58%    31.69%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)  Based on average daily shares outstanding.

(c)  Amount rounds to less than $0.01 per share.

(d) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

(e)  Benefit of expense reduction rounds to less than 0.01%.

   The accompanying notes are an integral part of these financial statements.


                               18 | Annual Report

Templeton Global Smaller Companies Fund

                                                                   YEAR ENDED AUGUST 31,
                                                     -------------------------------------------------
ADVISOR CLASS                                          2008        2007       2006      2005     2004
-------------                                        --------    --------   -------   -------   ------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ...............   $  10.17    $   9.11   $  9.84   $  8.71   $ 7.17
                                                     --------    --------   -------   -------   ------
Income from investment operations(a):
   Net investment income(b) ......................       0.10        0.10      0.11      0.16     0.10
   Net realized and unrealized gains (losses) ....      (2.29)       2.13      0.82      2.01     1.56
                                                     --------    --------   -------   -------   ------
Total from investment operations .................      (2.19)       2.23      0.93      2.17     1.66
                                                     --------    --------   -------   -------   ------
Less distributions from:
   Net investment income .........................      (0.12)      (0.14)    (0.16)    (0.13)   (0.12)
   Net realized gains ............................      (0.86)      (1.03)    (1.50)    (0.91)      --
                                                     --------    --------   -------   -------   ------
Total distributions ..............................      (0.98)      (1.17)    (1.66)    (1.04)   (0.12)
                                                     --------    --------   -------   -------   ------
Redemption fees(c) ...............................         --          --        --        --       --
                                                     --------    --------   -------   -------   ------
Net asset value, end of year .....................   $   7.00    $  10.17   $  9.11   $  9.84   $ 8.71
                                                     ========    ========   =======   =======   ======
Total return .....................................     (23.69)%     26.98%    11.83%    27.07%   23.30%
RATIOS TO AVERAGE NET ASSETS
Expenses(d) ......................................       1.12%       1.07%     1.09%     1.10%    1.17%
Net investment income ............................       1.16%       0.93%     1.15%     1.58%    1.16%
SUPPLEMENTAL DATA
Net assets, end of year (000's) ..................   $126,003    $117,115   $60,588   $39,912   $9,329
Portfolio turnover rate ..........................      17.46%      28.07%    33.90%    41.58%   31.69%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)  Based on average daily shares outstanding.

(c)  Amount rounds to less than $0.01 per share.

(d)  Benefit of expense reduction rounds to less than 0.01%.

   The accompanying notes are an integral part of these financial statements.


                               Annual Report | 19

Templeton Global Smaller Companies Fund

STATEMENT OF INVESTMENTS, AUGUST 31, 2008

                                                                   INDUSTRY                   SHARES          VALUE
                                                      ----------------------------------   -----------   --------------
       COMMON STOCKS 91.9%
       AUSTRALIA 7.4%
       Billabong International Ltd. ...............    Textiles, Apparel & Luxury Goods        369,406   $    4,063,445
       Downer EDI Ltd. ............................     Commercial Services & Supplies       3,860,999       24,567,409
       Emeco Holdings Ltd. ........................    Trading Companies & Distributors      8,518,917        7,315,194
       Iluka Resources Ltd. .......................            Metals & Mining               5,798,955       22,258,644
       Pacific Brands Ltd. ........................              Distributors                6,390,893       12,237,927
       PaperlinX Ltd. .............................        Paper & Forest Products           7,001,361       11,723,534
                                                                                                         --------------
                                                                                                             82,166,153
                                                                                                         --------------
       BAHAMAS 1.9%
   (a) Steiner Leisure Ltd. .......................      Diversified Consumer Services         592,860       20,987,244
                                                                                                         --------------
       BELGIUM 0.6%
       Barco NV ...................................   Electronic Equipment & Instruments       151,370        7,065,942
                                                                                                         --------------
       BRAZIL 0.3%
       Companhia de Saneamento de Minas Gerais ....            Water Utilities                 255,987        3,871,214
                                                                                                         --------------
       CANADA 5.7%
   (a) ATS Automation Tooling Systems Inc. ........               Machinery                    885,180        7,243,822
       Biovail Corp. ..............................            Pharmaceuticals               1,694,100       18,506,036
       Canaccord Capital Inc. .....................            Capital Markets                 366,900        3,178,717
       Dorel Industries Inc., B ...................           Household Durables               362,300       11,528,503
   (a) GSI Group Inc. .............................   Electronic Equipment & Instruments     1,071,820        5,359,100
       Linamar Corp. ..............................            Auto Components                 136,400        1,516,983
   (a) MDS Inc. ...................................     Life Sciences Tools & Services         970,300       14,866,542
   (a) Mega Brands Inc. ...........................      Leisure Equipment & Products          772,900        2,001,577
                                                                                                         --------------
                                                                                                             64,201,280
                                                                                                         --------------
       CHINA 4.5%
   (a) AAC Acoustic Technologies Holdings Inc. ....        Communications Equipment          9,478,000        7,590,172
       Bio-Treat Technology Ltd. ..................     Commercial Services & Supplies      20,490,417        2,962,923
       China Pharmaceutical Group Ltd. ............            Pharmaceuticals              16,118,000        5,328,264
       People's Food Holdings Ltd. ................             Food Products               29,293,000       19,009,353
       Sinotrans Ltd., H ..........................        Air Freight & Logistics          35,963,000        8,202,209
       Weiqiao Textile Co. Ltd., H ................    Textiles, Apparel & Luxury Goods      9,651,000        7,679,251
                                                                                                         --------------
                                                                                                             50,772,172
                                                                                                         --------------
       FINLAND 2.2%
       Amer Sports OYJ ............................      Leisure Equipment & Products          778,180       10,502,628
   (a) Elcoteq SE, A ..............................        Communications Equipment            756,951        4,863,758
       Huhtamaki OYJ ..............................         Containers & Packaging             863,810        8,718,399
                                                                                                         --------------
                                                                                                             24,084,785
                                                                                                         --------------
       GERMANY 0.9%
   (a) Jenoptik AG ................................   Electronic Equipment & Instruments       977,110        6,866,083
   (a) Logwin AG ..................................         Air Freight & Logistics          1,547,850        3,133,560
                                                                                                         --------------
                                                                                                              9,999,643
                                                                                                         --------------


                               20 | Annual Report

Templeton Global Smaller Companies Fund

                                                                   INDUSTRY                   SHARES          VALUE
                                                      ----------------------------------   -----------   --------------
       COMMON STOCKS (CONTINUED)
       HONG KONG 5.1%
       Asia Satellite Telecommunications Holdings        Diversified Telecommunication
          Ltd. ....................................                Services                  3,454,500   $    4,913,185
       Dah Sing Financial Group ...................            Commercial Banks              1,519,600        9,345,993
       Fountain Set (Holdings) Ltd. ...............    Textiles, Apparel & Luxury Goods     33,524,000        3,436,376
       Giordano International Ltd. ................            Specialty Retail             20,439,348        7,437,728
       Hopewell Holdings Ltd. .....................        Real Estate Management &
                                                                  Development                2,982,000       11,443,513
       Hung Hing Printing Group Ltd. ..............         Containers & Packaging          20,862,508        6,148,218
   (a) TCL Communication Technology Holdings
          Ltd. ....................................        Communications Equipment        143,878,875        2,765,306
       Yue Yuen Industrial Holdings Ltd. ..........    Textiles, Apparel & Luxury Goods      4,196,500       11,695,032
                                                                                                         --------------
                                                                                                             57,185,351
                                                                                                         --------------
       ISRAEL 0.6%
   (a) Orbotech Ltd. ..............................   Electronic Equipment & Instruments       614,700        6,638,760
                                                                                                         --------------
       JAPAN 6.6%
       Aiful Corp. ................................            Consumer Finance              1,084,850        8,851,036
       Descente Ltd. ..............................    Textiles, Apparel & Luxury Goods      2,333,000       13,011,126
       MEITEC Corp. ...............................     Commercial Services & Supplies         304,100        8,437,909
       Nichii Gakkan Co. ..........................    Health Care Providers & Services        739,200        9,494,686
       Sangetsu Co. Ltd. ..........................           Household Durables               186,800        3,501,213
       Sohgo Security Services Co. Ltd. ...........     Commercial Services & Supplies       1,337,700       15,301,695
       Takuma Co. Ltd. ............................               Machinery                  2,627,000        8,133,949
       USS Co. Ltd. ...............................            Specialty Retail                100,000        6,909,225
                                                                                                         --------------
                                                                                                             73,640,839
                                                                                                         --------------
       NETHERLANDS 5.0%
       Draka Holding NV ...........................          Electrical Equipment              235,136        7,071,362
       Imtech NV ..................................       Construction & Engineering           577,230       14,903,616
       OPG Groep NV ...............................    Health Care Providers & Services        838,560       14,073,116
       SBM Offshore NV ............................      Energy Equipment & Services           379,423        9,211,954
       USG People NV ..............................         Professional Services              549,900       10,019,254
                                                                                                         --------------
                                                                                                             55,279,302
                                                                                                         --------------
       NORWAY 1.1%
   (a) Norske Skogindustrier ASA ..................        Paper & Forest Products           1,317,076        7,238,149
       Tomra Systems ASA ..........................               Machinery                    715,996        4,885,542
                                                                                                         --------------
                                                                                                             12,123,691
                                                                                                         --------------
       PHILIPPINES 0.0%(b)
       First Gen Corp. ............................     Independent Power Producers &
                                                                Energy Traders                 610,000          331,342
                                                                                                         --------------
       SINGAPORE 1.3%
       Huan Hsin Holdings Ltd. ....................   Electronic Equipment & Instruments     6,101,000        2,366,897
   (a) Osim International Ltd .....................            Specialty Retail             10,597,200        1,868,731
       Venture Corp. Ltd. .........................   Electronic Equipment & Instruments     1,396,000        9,886,323
                                                                                                         --------------
                                                                                                             14,121,951
                                                                                                         --------------


                               Annual Report | 21

Templeton Global Smaller Companies Fund

                                                                   INDUSTRY                   SHARES          VALUE
                                                      ----------------------------------   -----------   --------------
       COMMON STOCKS (CONTINUED)
       SOUTH KOREA 6.8%
       Bank of Pusan ..............................            Commercial Banks              1,793,670   $   20,089,763
       Daeduck Electronics Co. Ltd. ...............   Electronic Equipment & Instruments     1,221,875        3,898,109
       Daegu Bank Co. Ltd. ........................            Commercial Banks              1,249,460       13,937,057
       Halla Climate Control Corp. ................            Auto Components               1,104,000       10,338,122
       INTOPS Co. Ltd. ............................   Electronic Equipment & Instruments       223,678        3,152,130
       People & Telecommunication Inc. ............        Communications Equipment            612,718        2,953,197
       Sindo Ricoh Co. ............................           Office Electronics               110,350        6,189,933
       Youngone Corp. .............................    Textiles, Apparel & Luxury Goods      1,990,740       15,863,781
                                                                                                         --------------
                                                                                                             76,422,092
                                                                                                         --------------
       SWEDEN 2.0%
       D. Carnegie & Co. AB .......................            Capital Markets               1,261,446       15,832,578
       Niscayah Group AB ..........................     Commercial Services & Supplies       3,472,830        6,269,132
                                                                                                         --------------
                                                                                                             22,101,710
                                                                                                         --------------
       SWITZERLAND 1.8%
       Verwaltungs- und Privat-Bank AG ............            Capital Markets                  75,518       14,696,247
       Vontobel Holding AG ........................            Capital Markets                 160,170        5,352,576
                                                                                                         --------------
                                                                                                             20,048,823
                                                                                                         --------------
       TAIWAN 7.5%
       AcBel Polytech Inc. ........................          Electrical Equipment           16,090,086        6,858,237
       D-Link Corp. ...............................        Communications Equipment         11,616,430       14,117,892
       Giant Manufacturing Co. Ltd. ...............      Leisure Equipment & Products        3,866,100       11,271,786
   (a) Pihsiang Machinery Manufacturing Co. Ltd. ..    Health Care Equipment & Supplies      8,528,000       13,485,888
       Qisda Corp. ................................        Computers & Peripherals             259,000          131,737
       Simplo Technology Co. Ltd. .................        Computers & Peripherals           2,602,996       10,517,572
   (a) Ta Chong Bank Ltd. .........................            Commercial Banks             52,393,000       13,664,851
       Taiwan Fu Hsing ............................            Building Products             9,336,180        4,216,149
       Test-Rite International Co. Ltd. ...........              Distributors               16,626,237        9,484,147
                                                                                                         --------------
                                                                                                             83,748,259
                                                                                                         --------------
       THAILAND 3.7%
   (a) Bank of Ayudhya Public Co. Ltd., NVDR ......            Commercial Banks             18,625,300       11,156,133
       Glow Energy Public Co. Ltd., fgn. ..........      Independent Power Producers &
                                                                Energy Traders              16,956,900       14,368,155
       Total Access Communication Public Co. Ltd.,
          fgn. ....................................   Wireless Telecommunication Services   12,815,000       16,275,050
                                                                                                         --------------
                                                                                                             41,799,338
                                                                                                         --------------


                               22 | Annual Report

Templeton Global Smaller Companies Fund

                                                                   INDUSTRY                   SHARES          VALUE
                                                      ----------------------------------   -----------   --------------
       COMMON STOCKS (CONTINUED)
       UNITED KINGDOM 8.5%
       Bodycote PLC ...............................               Machinery                  4,450,330   $   18,886,519
       Burberry Group PLC .........................    Textiles, Apparel & Luxury Goods        804,310        6,584,758
       Fiberweb PLC ...............................           Personal Products              6,160,581        5,195,214
       Future PLC .................................                  Media                  11,231,610        5,375,778
       GAME Group PLC .............................            Specialty Retail              3,113,050       15,311,493
       Henderson Group PLC ........................            Capital Markets               5,396,790       12,792,307
       New Star Asset Management Group Ltd. .......            Capital Markets               6,845,388       13,074,410
       Yule Catto & Co. PLC .......................               Chemicals                  6,523,350       17,365,750
                                                                                                         --------------
                                                                                                             94,586,229
                                                                                                         --------------
       UNITED STATES 18.4%
   (a) BearingPoint Inc. ..........................               IT Services                3,015,260        3,437,396
   (a) Chico's FAS Inc. ...........................            Specialty Retail              2,322,130       13,329,026
   (a) Convergys Corp. ............................               IT Services                  650,230        9,590,893
   (a) Corinthian Colleges Inc. ...................      Diversified Consumer Services       1,485,640       19,714,443
   (a) Domtar Corp. ...............................         Paper & Forest Products            892,900        5,103,967
   (a) Hibbett Sports Inc. ........................            Specialty Retail              1,098,970       26,265,383
   (a) JAKKS Pacific Inc. .........................      Leisure Equipment & Products          127,461        3,180,152
       K-Swiss Inc., A ............................    Textiles, Apparel & Luxury Goods        891,120       15,282,708
(a, c) Leapfrog Enterprises Inc. ..................      Leisure Equipment & Products        2,971,610       25,258,685
   (a) LifePoint Hospitals Inc. ...................    Health Care Providers & Services        357,000       12,045,180
   (a) Pier 1 Imports Inc. ........................            Specialty Retail              3,257,950       14,400,139
       PNM Resources Inc. .........................            Multi-Utilities               1,287,730       15,182,337
   (a) RC2 Corp. ..................................      Leisure Equipment & Products          292,400        7,359,708
       Scholastic Corp. ...........................                 Media                      363,740        9,493,614
       Sealy Corp. ................................           Household Durables             1,751,580       11,718,070
   (a) Select Comfort Corp. .......................            Specialty Retail              1,305,830        3,133,992
   (a) VASCO Data Security International Inc. .....                Software                     61,100          844,402
(a, c) West Marine Inc. ...........................            Specialty Retail              1,991,430        9,857,579
                                                                                                         --------------
                                                                                                            205,197,674
                                                                                                         --------------
       TOTAL COMMON STOCKS
          (COST $1,175,985,314) ...................                                                       1,026,373,794
                                                                                                         --------------


                               Annual Report | 23

Templeton Global Smaller Companies Fund

                                                                                            PRINCIPAL
                                                                                              AMOUNT          VALUE
                                                                                           -----------   --------------
       SHORT TERM INVESTMENTS 7.1%
       U.S. GOVERNMENT AND AGENCY SECURITIES 7.1%
   (d) FHLB, 9/02/08 ..............................                                        $10,437,000   $   10,437,000
   (d) FHLB, 5/05/09 ..............................                                         11,670,000       11,448,013
       FHLB, 2.20%, 1/14/09 .......................                                         20,000,000       19,960,940
       FHLB, 2.23%, 2/09/09 .......................                                         12,230,000       12,201,786
       FHLB, 2.56%, 2/13/09 .......................                                         25,000,000       24,977,875
                                                                                                         --------------
       TOTAL U.S. GOVERNMENT AND AGENCY SECURITIES
          (COST $79,178,428) ......................                                                          79,025,614
                                                                                                         --------------
       TOTAL INVESTMENTS
          (COST $1,255,163,742) 99.0% .............                                                       1,105,399,408
       OTHER ASSETS, LESS LIABILITIES 1.0% ........                                                          10,611,466
                                                                                                         --------------
       NET ASSETS 100.0% ..........................                                                      $1,116,010,874
                                                                                                         ==============

SELECTED PORTFOLIO ABBREVIATIONS

FHLB - Federal Home Loan Bank
NVDR - Non-Voting Depository Receipt

(a)  Non-income producing for the twelve months ended August 31, 2008.

(b)  Rounds to less than 0.1% of net assets.

(c)  See Note 8 regarding holdings of 5% voting securities.

(d)  The security is traded on a discount basis with no stated coupon rate.

   The accompanying notes are an integral part of these financial statements.


                               24 | Annual Report

Templeton Global Smaller Companies Fund

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
August 31, 2008

Assets:
   Investments in securities:
      Cost - Unaffiliated issuers ..........................   $1,194,511,526
      Cost - Non-controlled affiliated issuers (Note 8) ....       60,652,216
                                                               ==============
      Total cost of investments ............................   $1,255,163,742
                                                               --------------
      Value - Unaffiliated issuers .........................   $1,070,283,144
      Value - Non-controlled affiliated issuers (Note 8) ...       35,116,264
                                                               --------------
      Total value of investments ...........................    1,105,399,408
   Foreign Currency, at value (Cost $1,821,323) ............        1,818,277
   Receivables:
      Investment securities sold ...........................        9,444,354
      Capital shares sold ..................................          345,942
      Dividends and interest ...............................        4,470,235
                                                               --------------
         Total assets ......................................    1,121,478,216
                                                               --------------
Liabilities:
   Payables:
      Investment securities purchased ......................        1,618,134
      Capital shares redeemed ..............................        1,949,368
      Affiliates ...........................................        1,160,424
      Unaffiliated transfer agent fees .....................          271,938
      Funds advanced by custodian ..........................          243,749
   Accrued expenses and other liabilities ..................          223,729
                                                               --------------
         Total liabilities .................................        5,467,342
                                                               --------------
            Net assets, at value ...........................   $1,116,010,874
                                                               ==============
Net assets consist of:
   Paid-in capital .........................................   $1,160,092,160
   Undistributed net investment income .....................       12,799,469
   Net unrealized appreciation (depreciation) ..............     (149,828,803)
   Accumulated net realized gain (loss) ....................       92,948,048
                                                               --------------
            Net assets, at value ...........................   $1,116,010,874
                                                               ==============

   The accompanying notes are an integral part of these financial statements.


                               Annual Report | 25

Templeton Global Smaller Companies Fund

STATEMENT OF ASSETS AND LIABILITIES (CONTINUED)
August 31, 2008

CLASS A:
   Net assets, at value ....................................   $936,192,257
                                                               ------------
   Shares outstanding ......................................    134,251,273
                                                               ------------
   Net asset value per share(a) ............................   $       6.97
                                                               ------------
   Maximum offering price per share (net asset value per
      share / 94.25%) ......................................   $       7.40
                                                               ------------
CLASS B:
   Net assets, at value ....................................   $  4,469,534
                                                               ------------
   Shares outstanding ......................................        674,003
                                                               ------------
   Net asset value and maximum offering price per
      share(a) .............................................   $       6.63
                                                               ------------
CLASS C:
   Net assets, at value ....................................   $ 49,346,460
                                                               ------------
   Shares outstanding ......................................      7,290,794
                                                               ------------
   Net asset value and maximum offering price per
      share(a) .............................................   $       6.77
                                                               ------------
ADVISOR CLASS:
   Net assets, at value ....................................   $126,002,623
                                                               ------------
   Shares outstanding ......................................     17,996,243
                                                               ------------
   Net asset value and maximum offering price per
      share(a) .............................................   $       7.00
                                                               ------------

(a) Redemption price is equal to net asset value less contingent deferred sales charges, if applicable, and redemption fees retained by the Fund.

   The accompanying notes are an integral part of these financial statements.


                               26 | Annual Report

Templeton Global Smaller Companies Fund

STATEMENT OF OPERATIONS
for the year ended August 31, 2008

Investment income:
   Dividends (net of foreign taxes of $2,717,039) ..........   $  29,299,188
   Interest ................................................       1,966,715
                                                               -------------
            Total investment income ........................      31,265,903
                                                               -------------
Expenses:
   Management fees (Note 3a) ...............................      10,217,707
   Administrative fees (Note 3b) ...........................       1,601,206
   Distribution fees: (Note 3c)
      Class A ..............................................       2,643,408
      Class B ..............................................          64,545
      Class C ..............................................         682,790
   Transfer agent fees (Note 3e) ...........................       2,451,636
   Custodian fees (Note 4) .................................         492,181
   Reports to shareholders .................................         168,257
   Registration and filing fees ............................         206,987
   Professional fees .......................................          80,414
   Trustees' fees and expenses .............................         115,308
   Other ...................................................          27,548
                                                               -------------
            Total expenses .................................      18,751,987
            Expense reductions (Note 4) ....................         (22,314)
                                                               -------------
               Net expenses ................................      18,729,673
                                                               -------------
                  Net investment income ....................      12,536,230
                                                               -------------
Realized and unrealized gains (losses):
   Net realized gain (loss) from:
      Investments:
         Unaffiliated issuers ..............................     101,656,062
         Non-controlled affiliated issuers (Note 8) ........       7,227,027
      Foreign currency transactions ........................         689,726
                                                               -------------
               Net realized gain (loss) ....................     109,572,815
                                                               -------------
   Net change in unrealized appreciation (depreciation) on:
      Investments ..........................................    (516,164,321)
      Translation of other assets and liabilities
         denominated in foreign currencies .................        (272,706)
                                                               -------------
               Net change in unrealized appreciation
                  (depreciation) ...........................    (516,437,027)
                                                               -------------
Net realized and unrealized gain (loss) ....................    (406,864,212)
                                                               -------------
Net increase (decrease) in net assets resulting from
   operations ..............................................   $(394,327,982)
                                                               =============

   The accompanying notes are an integral part of these financial statements.


                               Annual Report | 27

Templeton Global Smaller Companies Fund

STATEMENTS OF CHANGES IN NET ASSETS

                                                                    YEAR ENDED AUGUST 31,
                                                               -------------------------------
                                                                    2008             2007
                                                               --------------   --------------
Increase (decrease) in net assets:
   Operations:
      Net investment income ................................   $   12,536,230   $   10,036,879
      Net realized gain (loss) from investments and foreign
         currency transactions .............................      109,572,815      163,411,373
      Net change in unrealized appreciation (depreciation)
         on investments and translation of other assets and
         liabilities denominated in foreign currencies .....     (516,437,027)     170,590,868
                                                               --------------   --------------
         Net increase (decrease) in net assets resulting
            from operations ................................     (394,327,982)     344,039,120
                                                               --------------   --------------
   Distributions to shareholders from:
      Net investment income:
         Class A ...........................................      (14,287,758)     (15,048,067)
         Class B ...........................................          (23,467)         (47,191)
         Class C ...........................................         (306,005)        (499,960)
         Advisor Class .....................................       (1,436,355)      (1,008,972)
      Net realized gains:
         Class A ...........................................     (125,660,828)    (130,374,696)
         Class B ...........................................         (796,890)        (942,747)
         Class C ...........................................       (8,455,957)      (8,442,311)
         Advisor Class .....................................      (10,615,063)      (7,582,297)
                                                               --------------   --------------
   Total distributions to shareholders .....................     (161,582,323)    (163,946,241)
                                                               --------------   --------------
   Capital share transactions: (Note 2)
      Class A ..............................................      (61,748,809)     184,816,320
      Class B ..............................................       (1,772,174)          (7,494)
      Class C ..............................................      (18,880,962)      16,393,367
      Advisor Class ........................................       59,030,152       45,103,275
                                                               --------------   --------------
   Total capital share transactions ........................      (23,371,793)     246,305,468
                                                               --------------   --------------
   Redemption fees .........................................            3,148            4,942
                                                               --------------   --------------
         Net increase (decrease) in net assets .............     (579,278,950)     426,403,289
Net assets:
   Beginning of year .......................................    1,695,289,824    1,268,886,535
                                                               --------------   --------------
   End of year .............................................   $1,116,010,874   $1,695,289,824
                                                               ==============   ==============
Undistributed net investment income included in net assets:
   End of year .............................................   $   12,799,469   $   16,044,932
                                                               ==============   ==============

   The accompanying notes are an integral part of these financial statements.


                               28 | Annual Report

Templeton Global Smaller Companies Fund

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Templeton Global Smaller Companies Fund (Fund) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as a diversified, open-end investment company. The Fund offers four classes of shares: Class A, Class B, Class C, and Advisor Class. Each class of shares differs by its initial sales load, contingent deferred sales charges, distribution fees, voting rights on matters affecting a single class and its exchange privilege. The Fund was closed to new investors effective April 30, 2007.

The following summarizes the Fund's significant accounting policies.

A. SECURITY VALUATION

Securities listed on a securities exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Over-the-counter securities and listed securities for which there is no reported sale are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market.

Government securities generally trade in the over-the-counter market rather than on a securities exchange. The Fund may utilize independent pricing services, quotations from bond dealers, and information with respect to bond and note transactions, to assist in determining a current market value for each security. The Fund's pricing services may use valuation models or matrix pricing which considers information with respect to comparable bond and note transactions, quotations from bond dealers, or by reference to other securities that are considered comparable in such characteristics as rating, interest rate and maturity date, option adjusted spread models, prepayment projections, interest rate spreads and yield curves, to determine current value.

Foreign securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or the NYSE, whichever is earlier. If no sale is reported at that time, the foreign security will be valued within the range of the most recent quoted bid and ask prices. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the day that the value of the foreign security is determined.

The Fund has procedures to determine the fair value of individual securities and other assets for which market prices are not readily available or which may not be reliably priced. Methods for valuing these securities may include: fundamental analysis, matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities. Due to the inherent uncertainty of valuations of such securities, the fair values may differ significantly from the values that would have been used had a ready market for such investments existed. Occasionally, events occur between the time at which trading in a security is completed and the close of the NYSE that might call into question the availability (including the reliability) of the value of a portfolio security held by the Fund. The investment manager monitors price movements following the close of trading in foreign stock markets


                               Annual Report | 29

Templeton Global Smaller Companies Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

A. SECURITY VALUATION (CONTINUED)

through a series of country specific market proxies (such as baskets of American Depository Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services. All security valuation procedures are approved by the Fund's Board of Trustees.

B. FOREIGN CURRENCY TRANSLATION

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Fund's Board of Trustees.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

C. FOREIGN CURRENCY CONTRACTS

When the Fund purchases or sells foreign securities it may enter into foreign exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transactions. A foreign exchange contract is an agreement between two parties to exchange different currencies at an agreed upon exchange rate at a future date. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations.

The risks of these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the possible inability of the counterparties to fulfill their obligations under the contracts, which may be in excess of the amount reflected in the Statement of Assets and Liabilities.


                               30 | Annual Report

Templeton Global Smaller Companies Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

D. INCOME TAXES

No provision has been made for U.S. income taxes because it is the Fund's policy to qualify as a regulated investment company under the Internal Revenue Code and to distribute to shareholders substantially all of its taxable income and net realized gains.

The Fund has reviewed the tax positions, taken on federal income tax returns, for each of the three open tax years and as of August 31, 2008, and has determined that no provision for income tax is required in the Fund's financial statements.

Foreign securities held by the Fund may be subject to foreign taxation on dividend and interest income received. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests.

E. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recognized as soon as the Fund is notified of the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States of America. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

F. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.


                               Annual Report | 31

Templeton Global Smaller Companies Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

G. REDEMPTION FEES

A short term trading redemption fee will be imposed, with some exceptions, on any fund shares that are redeemed or exchanged within seven calendar days following their purchase date. The redemption fee is 2% of the amount redeemed. Such fees are retained by the funds and accounted for as an addition to paid-in capital. Effective September 1, 2008, the redemption fee will be eliminated.

H. GUARANTEES AND INDEMNIFICATIONS

Under the Fund's organizational documents, its officers and trustees are indemnified by the Fund against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. Currently, the Fund expects the risk of loss to be remote.

2. SHARES OF BENEFICIAL INTEREST

At August 31, 2008, there were an unlimited number of shares authorized (without par value). Transactions in the Fund's shares were as follows:

                                                        YEAR ENDED AUGUST 31,
                                      ---------------------------------------------------------
                                                  2008                          2007
                                      ---------------------------   ---------------------------
                                         SHARES         AMOUNT         SHARES        AMOUNT
                                      -----------   -------------   -----------   -------------
CLASS A SHARES:
   Shares sold ....................    12,337,464   $ 107,834,035    33,430,757   $ 319,544,148
   Shares issued in reinvestment of
     distributions ................    13,411,128     121,882,020    14,926,722     128,461,129
   Shares redeemed ................   (36,641,340)   (291,464,864)  (27,413,640)   (263,188,957)
                                      -----------   -------------   -----------   -------------
   Net increase (decrease) ........   (10,892,748)  $ (61,748,809)   20,943,839   $ 184,816,320
                                      ===========   =============   ===========   =============
CLASS B SHARES:
   Shares sold ....................        26,524   $     224,015       123,786   $   1,113,589
   Shares issued in reinvestment of
     distributions ................        83,602         727,290       105,669         875,424
   Shares redeemed ................      (366,943)     (2,723,479)     (219,274)     (1,996,507)
                                      -----------   -------------   -----------   -------------
   Net increase (decrease) ........      (256,817)  $  (1,772,174)       10,181   $      (7,494)
                                      ===========   =============   ===========   =============
CLASS C SHARES:
   Shares sold ....................       545,994   $   4,530,362     2,880,102   $  26,561,750
   Shares issued in reinvestment of
     distributions ................       741,530       6,580,741       797,149       6,725,270
   Shares redeemed ................    (3,958,737)    (29,992,065)   (1,811,233)    (16,893,653)
                                      -----------   -------------   -----------   -------------
   Net increase (decrease) ........    (2,671,213)  $ (18,880,962)    1,866,018   $  16,393,367
                                      ===========   =============   ===========   =============


                               32 | Annual Report

Templeton Global Smaller Companies Fund

2. SHARES OF BENEFICIAL INTEREST (CONTINUED)

                                                        YEAR ENDED AUGUST 31,
                                      ---------------------------------------------------------
                                                  2008                          2007
                                      ---------------------------   ---------------------------
                                         SHARES         AMOUNT         SHARES        AMOUNT
                                      -----------   -------------   -----------   -------------
ADVISOR CLASS SHARES:
   Shares sold ....................     9,517,914    $ 80,904,523     5,337,731    $ 50,709,881
   Shares issued in reinvestment of
      distributions ...............     1,256,440      11,395,819       935,293       8,074,661
   Shares redeemed ................    (4,290,289)    (33,270,190)   (1,407,985)    (13,681,267)
                                       ----------    ------------    ----------    ------------
   Net increase (decrease) ........     6,484,065    $ 59,030,152     4,865,039    $ 45,103,275
                                       ==========    ============    ==========    ============

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Fund are also officers and/or directors of the following subsidiaries:

SUBSIDIARY                                                            AFFILIATION
----------                                                      ----------------------
Franklin Templeton Investment Corp. (FTIC)                      Investment manager
Templeton Investment Counsel, LLC (TIC)                         Investment manager
Franklin Templeton Services, LLC (FT Services)                  Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)            Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)   Transfer agent

A. MANAGEMENT FEES

Effective September 18, 2007, the Fund pays an investment management fee to FTIC based on the average daily net assets of the Fund as follows:

ANNUALIZED
FEE RATE                         NET ASSETS
----------   -------------------------------------------------
0.750%       Up to and including $1 billion
0.730%       Over $1 billion, up to and including $5 billion
0.710%       Over $5 billion, up to and including $10 billion
0.690%       Over $10 billion, up to and including $15 billion
0.670%       Over $15 billion, up to and including $20 billion
0.650%       In excess of $20 billion

Prior to September 18, 2007, the Fund paid investment management fees to TIC based on the average daily net assets of the Fund based on the preceding schedule.

Effective January 4, 2008, under a subadvisory agreement, TIC, an affiliate of FTIC, provides subadvisory services to the Fund and received from FTIC fees based on the average daily net assets of the Fund.

Prior to January 4, 2008, under a subadvisory agreement, Franklin Templeton Investment Management Limited, an affiliate of TIC, provided subadvisory services to the Fund and received from TIC fees based on the average daily net assets of the Fund.


                               Annual Report | 33

Templeton Global Smaller Companies Fund

3. TRANSACTIONS WITH AFFILIATES (CONTINUED)

B. ADMINISTRATIVE FEES

The Fund pays an administrative fee to FT Services based on the Fund's average daily net assets as follows:

ANNUALIZED
FEE RATE                          NET ASSETS
----------   ---------------------------------------------------
0.150%       Up to and including $200 million
0.135%       Over $200 million, up to and including $700 million
0.100%       Over $700 million, up to and including $1.2 billion
0.075%       In excess of $1.2 billion

C. DISTRIBUTION FEES

The Fund's Board of Trustees has adopted distribution plans for each share class, with the exception of Advisor Class shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Fund's Class A reimbursement distribution plan, the Fund reimburses Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund's shares up to the maximum annual plan rate. Under the Class A reimbursement distribution plan, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods.

In addition, under the Fund's Class B and C compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund's shares up to the maximum annual plan rate for each class.

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

Class A ...   0.25%
Class B ...   1.00%
Class C ...   1.00%

D. SALES CHARGES/UNDERWRITING AGREEMENTS

Distributors has advised the Fund of the following commission transactions related to the sales and redemptions of the Fund's shares for the year:

Sales charges retained net of commissions paid to unaffiliated
   broker/dealers ............................................   $64,742
Contingent deferred sales charges retained ...................   $31,117

E. TRANSFER AGENT FEES

For the year ended August 31, 2008, the Fund paid transfer agent fees of $2,451,636, of which $1,265,899 was retained by Investor Services.


                               34 | Annual Report

Templeton Global Smaller Companies Fund

4. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the year ended August 31, 2008, the custodian fees were reduced as noted in the Statement of Operations.

5. INCOME TAXES

The tax character of distributions paid during the years ended August 31, 2008 and 2007, was as follows:

                                                    2008            2007
                                                ------------   ------------
Distributions paid from:
   Ordinary income ..........................   $ 19,953,646   $ 43,821,267
   Long term capital gain ...................    141,628,677    120,124,974
                                                ------------   ------------
                                                $161,582,323   $163,946,241
                                                ============   ============

At August 31, 2008, the cost of investments, net unrealized appreciation (depreciation), undistributed ordinary income and undistributed long term capital gains for income tax purposes were as follows:

Cost of investments .........................   $1,255,191,853
                                                ==============
Unrealized appreciation .....................   $  145,799,869
Unrealized depreciation .....................     (295,592,314)
                                                --------------
Net unrealized appreciation (depreciation) ..   $ (149,792,445)
                                                ==============
Undistributed ordinary income ...............   $   12,827,580
Undistributed long term capital gains .......       92,948,048
                                                --------------
Distributable earnings ......................   $  105,775,628
                                                ==============

Net investment income differs for financial statement and tax purposes primarily due to differing treatments of foreign currency transactions and bond discounts and premiums.

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatment of foreign currency transactions.

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities) for the year ended August 31, 2008, aggregated $223,774,577 and $438,685,247, respectively.


                               Annual Report | 35

Templeton Global Smaller Companies Fund

7. CONCENTRATION OF RISK

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities.

8. HOLDINGS OF 5% VOTING SECURITIES OF PORTFOLIO COMPANIES

The 1940 Act defines "affiliated companies" to include investments in portfolio companies in which a fund owns 5% or more of the outstanding voting securities. Investments in "affiliated companies" for the Fund for the year ended August 31, 2008, were as shown below.

                                     NUMBER OF                              NUMBER OF
                                    SHARES HELD                            SHARES HELD      VALUE                     REALIZED
                                   AT BEGINNING     GROSS        GROSS        AT END        AT END     INVESTMENT      CAPITAL
NAME OF ISSUER                        OF YEAR     ADDITIONS   REDUCTIONS     OF YEAR       OF YEAR       INCOME      GAIN (LOSS)
--------------                     ------------   ---------   ----------   -----------   -----------   ----------   ------------
NON-CONTROLLED AFFILIATES
Fuel Systems Solutions Inc. ....       933,580        --        933,580            --    $        --       $--      $ 22,562,402
Leapfrog Enterprises Inc. ......     2,971,610        --             --     2,971,610     25,258,685        --                --
Sharper Image Corp. ............       937,400        --        937,400            --             --        --       (15,335,375)
West Marine Inc. ...............     1,991,430        --             --     1,991,430      9,857,579        --                --
                                                                                         -----------       ---      ------------
   TOTAL AFFILIATED SECURITIES (3.15% of Net Assets)                                     $35,116,264       $--      $  7,227,027
                                                                                         ===========       ===      ============

9. NEW ACCOUNTING PRONOUNCEMENTS

In September 2006, the Financial Accounting Standards Board (FASB) issued FASB Statement No. 157, "Fair Value Measurement" (SFAS 157), which defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. SFAS 157 is effective for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. The Fund believes the adoption of SFAS 157 will have no material impact on its financial statements.

In March 2008, FASB issued FASB Statement No. 161, "Disclosures about Derivative Instruments and Hedging Activities, an amendment of FASB Statement No. 133" (SFAS 161), which expands disclosures about derivative investments and hedging activities. SFAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. The Fund is currently evaluating the impact, if any, of applying the various provisions of SFAS 161.


                               36 | Annual Report

Templeton Global Smaller Companies Fund

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF TEMPLETON GLOBAL SMALLER COMPANIES FUND

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Templeton Global Smaller Companies Fund (the "Fund") at August 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2008 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California
October 21, 2008


                               Annual Report | 37

Templeton Global Smaller Companies Fund

TAX DESIGNATION (UNAUDITED)

Under Section 852(b)(3)(C) of the Internal Revenue Code (Code), the Fund designates the maximum amount allowable but no less than $106,668,392 as a long term capital gain dividend for the fiscal year ended August 31, 2008.

Under Section 871(k)(2)(C) of the Code, the Fund designates the maximum amount allowable but no less than $2,214,697 as a short term capital gain dividend for purposes of the tax imposed under Section 871(a)(1)(A) of the Code for the fiscal year ended August 31, 2008.

Under Section 854(b)(2) of the Code, the Fund designates 4.47% of the ordinary income dividends as income qualifying for the dividends received deduction for the fiscal year ended August 31, 2008.

Under Section 854(b)(2) of the Code, the Fund designates the maximum amount allowable but no less than $20,501,958 as qualified dividends for purposes of the maximum rate under Section 1(h)(11) of the Code for the fiscal year ended August 31, 2008. Distributions, including qualified dividend income, paid during calendar year 2008 will be reported to shareholders on Form 1099-DIV in January 2009. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual income tax returns.

Under Section 871(k)(1)(C) of the Code, the Fund designates the maximum amount allowable but no less than $896,221 as interest related dividends for purposes of the tax imposed under Section 871(a)(1)(A) of the Code for the fiscal year ended August 31, 2008.

At August 31, 2008, more than 50% of the Fund's total assets were invested in securities of foreign issuers. In most instances, foreign taxes were withheld from income paid to the Fund on these investments. The Fund elects to treat foreign taxes paid as allowed under Section 853 of the Code. This designation will allow shareholders of record in December 2008, to treat their proportionate share of foreign taxes paid by the Fund as having been paid directly by them. The shareholder shall consider these amounts as foreign taxes paid in the tax year in which they receive the Fund distribution.

In addition, in January 2009, shareholders will receive Form 1099-DIV which will include their share of taxes withheld and foreign source income distributed during the calendar year 2008.


                               38 | Annual Report

Templeton Global Smaller Companies Fund

BOARD MEMBERS AND OFFICERS

The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the Fund, principal occupations during the past five years and number of U.S. registered portfolios overseen in the Franklin Templeton Investments fund complex are shown below. Generally, each board member serves until that person's successor is elected and qualified.

INDEPENDENT BOARD MEMBERS

                                                                   NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                                  LENGTH OF      FUND COMPLEX OVERSEEN
AND ADDRESS                          POSITION       TIME SERVED        BY BOARD MEMBER*              OTHER DIRECTORSHIPS HELD
-------------------              ---------------   -------------   -----------------------   ---------------------------------------
HARRIS J. ASHTON (1932)          Trustee           Since 1992      143                       Bar-S Foods (meat packing company).
500 East Broward Blvd.
Suite 2100
Fort Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Director of various companies; and FORMERLY, Director, RBC Holdings, Inc. (bank holding company) (until 2002); and President, Chief
Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers) (until 1998).

ANN TORRE BATES (1958)           Trustee           Since           28                        SLM Corporation (Sallie Mae) and Allied
500 East Broward Blvd.                             January 2008                              Capital Corporation (financial
Suite 2100                                                                                   services).
Fort Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Independent strategic and financial consultant; and FORMERLY, Executive Vice President and Chief Financial Officer, NHP Incorporated
(manager of multifamily housing) (1995-1997); and Vice President and Treasurer, US Airways, Inc. (until 1995).

FRANK J. CROTHERS (1944)         Trustee           Since 2004      21                        Fortis, Inc. (utility holding company),
500 East Broward Blvd.                                                                       Nuinsco Resources Limited (mineral
Suite 2100                                                                                   exploration), Royal Fidelity Merchant
Fort Lauderdale, FL 33394-3091                                                               Bank & Trust Limited (financial
                                                                                             services), C.A. Bancorp Inc. (financial
                                                                                             services), Victory Nickel Inc. (mineral
                                                                                             exploration), ABACO Markets Limited
                                                                                             (retail distributors) and Belize
                                                                                             Electricity Limited (electric utility).
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Chairman, Island Corporate Holdings Ltd.; Director and Vice Chairman, Caribbean Utilities Company Ltd.; Director, Provo Power
Company Ltd.; director of various other business and nonprofit organizations; and FORMERLY, Chairman, Atlantic Equipment & Power
Ltd. (1977-2003).


                               Annual Report | 39

                                                                   NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                                  LENGTH OF      FUND COMPLEX OVERSEEN
AND ADDRESS                          POSITION       TIME SERVED        BY BOARD MEMBER*              OTHER DIRECTORSHIPS HELD
-------------------              ---------------   -------------   -----------------------   ---------------------------------------
EDITH E. HOLIDAY (1952)          Lead              Trustee since   143                       Hess Corporation (exploration and
500 East Broward Blvd.           Independent       2004 and Lead                             refining of oil and gas), H.J. Heinz
Suite 2100                       Trustee           Independent                               Company (processed foods and allied
Fort Lauderdale, FL 33394-3091                     Trustee                                   products), RTI International Metals,
                                                   since 2007                                Inc. (manufacture and distribution of
                                                                                             titanium), Canadian National Railway
                                                                                             (rail-road) and White Mountains
                                                                                             Insurance Group, Ltd. (holding
                                                                                             company).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Director or Trustee of various companies and trusts; and FORMERLY, Assistant to the President of the United States and Secretary of
the Cabinet (1990-1993); General Counsel to the United States Treasury Department (1989-1990); and Counselor to the Secretary and
Assistant Secretary for Public Affairs and Public Liaison-United States Treasury Department (1988-1989).

DAVID W. NIEMIEC (1949)          Trustee           Since 2005      21                        Emeritus Corporation (assisted living)
500 East Broward Blvd.                                                                       and OSI Pharmaceuticals, Inc.
Suite 2100                                                                                   (pharmaceutical products).
Fort Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Advisor, Saratoga Partners (private equity fund); and FORMERLY, Managing Director, Saratoga Partners (1998-2001) and SBC Warburg
Dillon Read (investment banking) (1997-1998); Vice Chairman, Dillon, Read & Co. Inc. (investment banking) (1991-1997); and Chief
Financial Officer, Dillon, Read & Co. Inc. (1982-1997).

FRANK A. OLSON (1932)            Trustee           Since 2004      143                       Hess Corporation (exploration and
500 East Broward Blvd.                                                                       refining of oil and gas) and Sentient
Suite 2100                                                                                   Jet (private jet service).
Fort Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Chairman Emeritus, The Hertz Corporation (car rental) (since 2000) (Chairman of the Board (1980-2000) and Chief Executive Officer
(1977-1999)); and FORMERLY, Chairman of the Board, President and Chief Executive Officer, UAL Corporation (airlines).

LARRY D. THOMPSON (1945)         Trustee           Since 2005      143                       None
500 East Broward Blvd.
Suite 2100
Fort Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Senior Vice President - Government Affairs, General Counsel and Secretary, PepsiCo, Inc. (consumer products); and FORMERLY,
Director, Delta Airlines (aviation) (2003-2005) and Providian Financial Corp. (credit card provider) (1997-2001); Senior Fellow of
The Brookings Institution (2003-2004); Visiting Professor, University of Georgia School of Law (2004); and Deputy Attorney General,
U.S. Department of Justice (2001-2003).

CONSTANTINE D. TSERETOPOULOS     Trustee           Since 2004      21                        None
(1954)
500 East Broward Blvd.
Suite 2100
Fort Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Physician, Lyford Cay Hospital (1987-present); director of various nonprofit organizations; and FORMERLY, Cardiology Fellow,
University of Maryland (1985-1987) and Internal Medicine Resident, Greater Baltimore Medical Center (1982-1985).


                               40 | Annual Report

                                                                   NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                                  LENGTH OF      FUND COMPLEX OVERSEEN
AND ADDRESS                          POSITION       TIME SERVED        BY BOARD MEMBER*              OTHER DIRECTORSHIPS HELD
-------------------              ---------------   -------------   -----------------------   ---------------------------------------
ROBERT E. WADE (1946)            Trustee           Since 2006      35                        El Oro and Exploration Co., p.l.c.
500 East Broward Blvd.                                                                       (investments) and ARC Wireless
Suite 2100                                                                                   Solutions, Inc. (wireless components
Fort Lauderdale, FL 33394-3091                                                               and network products).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Practicing attorney.

INTERESTED BOARD MEMBERS AND OFFICERS

                                                                   NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                                  LENGTH OF      FUND COMPLEX OVERSEEN
AND ADDRESS                          POSITION       TIME SERVED        BY BOARD MEMBER*              OTHER DIRECTORSHIPS HELD
-------------------              ---------------   -------------   -----------------------   ---------------------------------------
**CHARLES B. JOHNSON (1933)      Trustee,          Trustee,        143                       None
One Franklin Parkway             Chairman of       Chairman of
San Mateo, CA 94403-1906         the Board and     the Board
                                 Vice President    since 1995
                                                   and Vice
                                                   President
                                                   since 1992

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Chairman of the Board, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Director, Templeton Worldwide, Inc.;
and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 42 of the investment companies in Franklin Templeton Investments.

**GREGORY E. JOHNSON (1961)      Trustee           Since 2007      94                        None
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Director, President and Chief Executive Officer, Franklin Resources, Inc.; President, Templeton Worldwide, Inc.; Director, Templeton
Asset Management Ltd.; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin
Resources, Inc. and of 33 of the investment companies in Franklin Templeton Investments.

JAMES M. DAVIS (1952)            Chief             Chief           Not Applicable            Not Applicable
One Franklin Parkway             Compliance        Compliance
San Mateo, CA 94403-1906         Officer and       Officer since
                                 Vice President    2004 and Vice
                                 - AML             President -
                                 Compliance        AML
                                                   Compliance
                                                   since 2006

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Director, Global Compliance, Franklin Resources, Inc.; officer of some of the other subsidiaries of Franklin Resources, Inc. and of
46 of the investment companies in Franklin Templeton Investments; and FORMERLY, Director of Compliance, Franklin Resources, Inc.
(1994-2001).


                               Annual Report | 41

                                                                   NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                                  LENGTH OF      FUND COMPLEX OVERSEEN
AND ADDRESS                          POSITION       TIME SERVED        BY BOARD MEMBER*              OTHER DIRECTORSHIPS HELD
-------------------              ---------------   -------------   -----------------------   ---------------------------------------
LAURA F. FERGERSON (1962)        Chief Financial   Since           Not Applicable            Not Applicable
One Franklin Parkway             Officer and       February 2008
San Mateo, CA 94403-1906         Chief
                                 Accounting
                                 Officer

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Vice President, Franklin Templeton Services, LLC; officer of 46 of the investment companies in Franklin Templeton Investments; and
FORMERLY, Director and member of Audit and Valuation Committees, Runkel Funds, Inc. (2003-2004); Assistant Treasurer of most of the investment companies in Franklin Templeton Investments (1997-2003); and Vice President, Franklin Templeton Services, LLC
(1997-2003).

JIMMY D. GAMBILL (1947)          Vice President    Since           Not Applicable            Not Applicable
500 East Broward Blvd.                             February 2008
Suite 2100
Fort Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

President, Franklin Templeton Services, LLC; Senior Vice President, Templeton Worldwide, Inc.; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 46 of the investment companies in Franklin Templeton Investments.

DAVID P. GOSS (1947)             Vice President    Since 2000      Not Applicable            Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Senior Associate General Counsel, Franklin Templeton Investments; officer and director of one of the subsidiaries of Franklin
Resources, Inc.; and officer of 46 of the investment companies in Franklin Templeton Investments.

RUPERT H. JOHNSON, JR. (1940)    Vice President    Since 1996      Not Applicable            Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Director, Franklin Advisers, Inc. and
Templeton Worldwide, Inc.; Senior Vice President, Franklin Advisory Services, LLC; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 44 of the investment companies in Franklin
Templeton Investments.

JOHN R. KAY (1940)               Vice President    Since 1994      Not Applicable            Not Applicable
500 East Broward Blvd.
Suite 2100
Fort Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Vice President, Templeton Worldwide, Inc.; Senior Vice President, Franklin Templeton Services, LLC; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 32 of the investment companies in Franklin Templeton Investments; and FORMERLY,
Vice President and Controller, Keystone Group, Inc.


                               42 | Annual Report

                                                                   NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                                  LENGTH OF      FUND COMPLEX OVERSEEN
AND ADDRESS                          POSITION       TIME SERVED        BY BOARD MEMBER*              OTHER DIRECTORSHIPS HELD
-------------------              ---------------   -------------   -----------------------   ---------------------------------------
GARY P. MOTYL (1952)             President and     Since 2007      Not Applicable            Not Applicable
500 East Broward Blvd.           Chief Executive
Suite 2100                       Officer -
Fort Lauderdale, FL 33394-3091   Investment
                                 Management

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

President, Templeton Investment Counsel, LLC; and officer and/or director of some of the other subsidiaries of Franklin Resources,
Inc. and of six of the investment companies in Franklin Templeton Investments.

ROBERT C. ROSSELOT (1960)        Secretary         Since 2004      Not Applicable            Not Applicable
500 East Broward Blvd.
Suite 2100
Fort Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Senior Associate General Counsel, Franklin Templeton Investments; Assistant Secretary, Franklin Resources, Inc.; Vice President and
Secretary, Templeton Investment Counsel, LLC; Vice President, Secretary and Trust Officer, Fiduciary Trust International of the
South; and officer of 14 of the investment companies in Franklin Templeton Investments.

GREGORY R. SEWARD (1956)         Treasurer         Since 2004      Not Applicable            Not Applicable
500 East Broward Blvd.
Suite 2100
Fort Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Vice President, Franklin Templeton Services, LLC; officer of 18 of the investment companies in Franklin Templeton Investments; and
FORMERLY, Vice President, JPMorgan Chase (2000-2004) and American General Financial Group (1991-2000).

CRAIG S. TYLE (1960)             Vice President    Since 2005      Not Applicable            Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

General Counsel and Executive Vice President, Franklin Resources, Inc.; officer of some of the other subsidiaries of Franklin
Resources, Inc. and of 46 of the investment companies in Franklin Templeton Investments; and FORMERLY, Partner, Shearman & Sterling,
LLP (2004-2005); and General Counsel, Investment Company Institute (ICI) (1997-2004).


                               Annual Report | 43

                                                                   NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                                  LENGTH OF      FUND COMPLEX OVERSEEN
AND ADDRESS                          POSITION       TIME SERVED        BY BOARD MEMBER*              OTHER DIRECTORSHIPS HELD
-------------------              ---------------   -------------   -----------------------   ---------------------------------------
GALEN VETTER (1951)              Senior Vice       Since           Not Applicable            Not Applicable
500 East Broward Blvd.           President and     February 2008
Suite 2100                       Chief Executive
Fort Lauderdale, FL 33394-3091   Officer -
                                 Finance and
                                 Administration

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Senior Vice President, Franklin Templeton Services, LLC; officer of some of the other subsidiaries of Franklin Resources, Inc. and of 46 of the investment companies in Franklin Templeton Investments; and FORMERLY, Managing Director, RSM McGladrey, Inc.
(1999-2004); and Partner, McGladrey & Pullen, LLP (1979-1987 and 1991-2004).

----------
* We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment manager or affiliated investment managers.

** Charles B. Johnson is considered to be interested person of the Fund under the federal securities laws due to his position as officer and director and major shareholder of Franklin Resources, Inc. (Resources), which is the parent company of the Fund's investment manager and distributor. Gregory E. Johnson is considered to be interested person of the Fund under the federal securities laws due to his position as officer and director Resources.

Note 1: Charles B. Johnson and Rupert H. Johnson, Jr. are brothers and the father and uncle, respectively, of Gregory E. Johnson.

Note 2: Officer information is current as of the date of this report. It is possible that after this date, information about officers may change.

THE SARBANES-OXLEY ACT OF 2002 AND RULES ADOPTED BY THE U.S. SECURITIES AND EXCHANGE COMMISSION REQUIRE THE FUND TO DISCLOSE WHETHER THE FUND'S AUDIT COMMITTEE INCLUDES AT LEAST ONE MEMBER WHO IS AN AUDIT COMMITTEE FINANCIAL EXPERT WITHIN THE MEANING OF SUCH ACT AND RULES. THE FUND'S BOARD HAS DETERMINED THAT THERE IS AT LEAST ONE SUCH FINANCIAL EXPERT ON THE AUDIT COMMITTEE AND HAS DESIGNATED EACH OF ANN TORRE BATES AND DAVID W. NIEMIEC AS AN AUDIT COMMITTEE FINANCIAL EXPERT. THE BOARD BELIEVES THAT MS. BATES AND MR. NIEMIEC QUALIFY AS SUCH AN EXPERT IN VIEW OF THEIR EXTENSIVE BUSINESS BACKGROUND AND EXPERIENCE. MS. BATES HAS SERVED AS A MEMBER OF THE FUND AUDIT COMMITTEE SINCE JANUARY 2008. SHE CURRENTLY SERVES AS A DIRECTOR OF SLM CORPORATION AND ALLIED CAPITAL CORPORATION AND WAS FORMERLY THE EXECUTIVE VICE PRESIDENT AND CHIEF FINANCIAL OFFICER OF NHP INCORPORATED AND VICE PRESIDENT AND TREASURER OF US AIRWAYS, INC. MR. NIEMIEC HAS SERVED AS A MEMBER OF THE FUND AUDIT COMMITTEE SINCE 2005, CURRENTLY SERVES AS AN ADVISOR TO SARATOGA PARTNERS AND WAS FORMERLY ITS MANAGING DIRECTOR FROM 1998 TO 2001. MR. NIEMIEC IS A DIRECTOR OF EMERITUS CORPORATION AND OSI PHARMACEUTICALS, INC. AND VARIOUS PRIVATE COMPANIES, AND WAS FORMERLY MANAGING DIRECTOR OF SBC WARBURG DILLON READ FROM 1997 TO 1998, AND WAS VICE CHAIRMAN FROM 1991 TO 1997 AND CHIEF FINANCIAL OFFICER FROM 1982 TO 1997 OF DILLON, READ & CO. INC. AS A RESULT OF SUCH BACKGROUND AND EXPERIENCE, THE BOARD BELIEVES THAT MS. BATES AND MR. NIEMIEC HAVE EACH ACQUIRED AN UNDERSTANDING OF GENERALLY ACCEPTED ACCOUNTING PRINCIPLES AND FINANCIAL STATEMENTS, THE GENERAL APPLICATION OF SUCH PRINCIPLES IN CONNECTION WITH THE ACCOUNTING ESTIMATES, ACCRUALS AND RESERVES, AND ANALYZING AND EVALUATING FINANCIAL STATEMENTS THAT PRESENT A BREADTH AND LEVEL OF COMPLEXITY OF ACCOUNTING ISSUES GENERALLY COMPARABLE TO THOSE OF THE FUND, AS WELL AS AN UNDERSTANDING OF INTERNAL CONTROLS AND PROCEDURES FOR FINANCIAL REPORTING AND AN UNDERSTANDING OF AUDIT COMMITTEE FUNCTIONS. MS. BATES AND MR. NIEMIEC ARE INDEPENDENT BOARD MEMBERS
AS THAT TERM IS DEFINED UNDER THE APPLICABLE U.S. SECURITIES AND EXCHANGE COMMISSION RULES AND RELEASES.

THE STATEMENT OF ADDITIONAL INFORMATION (SAI) INCLUDES ADDITIONAL INFORMATION ABOUT THE BOARD MEMBERS AND IS AVAILABLE, WITHOUT CHARGE, UPON REQUEST. SHAREHOLDERS MAY CALL (800) DIAL BEN/(800) 342-5236 TO REQUEST THE SAI.


                               44 | Annual Report

Templeton Global Smaller Companies Fund

SHAREHOLDER INFORMATION

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT

At a meeting held May 20, 2008, the Board of Trustees (Board), including a majority of non-interested or independent Trustees, approved renewal of the investment management agreement for the Fund. In reaching this decision, the Board took into account information furnished throughout the year at regular Board meetings, as well as information prepared specifically in connection with the annual renewal review process. Information furnished and discussed throughout the year included investment performance reports and related financial information for the Fund, as well as periodic reports on shareholder services, legal, compliance, pricing, brokerage commissions and execution and other services provided by the Investment Manager (Manager) and its affiliates. Information furnished specifically in connection with the renewal process included a report for the Fund prepared by Lipper, Inc. (Lipper), an independent organization, as well as a Fund profitability analysis report prepared by management. The Lipper report compared the Fund's investment performance and expenses with those of other mutual funds deemed comparable to the Fund as selected by Lipper. The Fund profitability analysis report discussed the profitability to Franklin Templeton Investments from its overall U.S. fund operations, as well as on an individual fund-by-fund basis. Included with such profitability analysis report was information on a fund-by-fund basis listing portfolio managers and other accounts they manage, as well as information on management fees charged by the Manager and its affiliates including management's explanation of differences where relevant and a three-year expense analysis with an explanation for any increase in expense ratios. Additional material accompanying such report was a memorandum prepared by management describing project initiatives and capital investments relating to the services provided to the Fund by the Franklin Templeton Investments organization, as well as a memorandum relating to economies of scale and a comparative analysis concerning transfer agent fees charged the Fund.

In considering such materials, the independent Trustees received assistance and advice from and met separately with independent counsel. In approving continuance of the investment management agreement for the Fund, the Board, including a majority of independent Trustees, determined that the existing management fee structure was fair and reasonable and that continuance of the investment management agreement was in the best interests of the Fund and its shareholders. While attention was given to all information furnished, the following discusses some primary factors relevant to the Board's decision.

NATURE, EXTENT AND QUALITY OF SERVICES. The Board was satisfied with the nature and quality of the overall services provided by the Manager and its affiliates to the Fund and its shareholders. In addition to investment performance and expenses discussed later, the Board's opinion was based, in part, upon periodic reports furnished them showing that the investment policies and restrictions for the Fund were consistently complied with as well as other reports periodically furnished the Board covering matters such as the compliance of portfolio managers and other management personnel with the code of ethics adopted throughout the Franklin Templeton fund complex, the adherence to fair value pricing procedures established by the Board, and the accuracy of net asset value calculations. The Board also noted the extent of


                               Annual Report | 45

Templeton Global Smaller Companies Fund

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (CONTINUED)

benefits provided Fund shareholders from being part of the Franklin Templeton family of funds, including the right to exchange investments between the same class of funds without a sales charge, the ability to reinvest Fund dividends into other funds and the right to combine holdings in other funds to obtain a reduced sales charge. Favorable consideration was given to management's continuous efforts and expenditures in establishing back-up systems and recovery procedures to function in the event of a natural disaster, it being noted that such systems and procedures had functioned smoothly during the Florida hurricanes and blackouts experienced in recent years. Among other factors taken into account by the Board were the Manager's best execution trading policies, including a favorable report by an independent portfolio trading analytical firm. Consideration was also given to the experience of the Fund's portfolio management team, the number of accounts managed and general method of compensation. In this latter respect, the Board noted that a primary factor in management's determination of a portfolio manager's bonus compensation was the relative investment performance of the funds he or she managed and that a portion of such bonus was required to be invested in a predesignated list of funds within such person's fund management area so as to be aligned with the interests of Fund shareholders. The Board also took into account the transfer agent and shareholder services provided Fund shareholders by an affiliate of the Manager, noting continuing expenditures by management to increase and improve the scope of such services, periodic favorable reports on such service conducted by third parties, the high industry ranking given to the Franklin Templeton website, and the firsthand experience of individual Board members who deal with the shareholder services department in their capacities as shareholders in one or more of the various Franklin Templeton funds.

INVESTMENT PERFORMANCE. The Board placed significant emphasis on the investment performance of the Fund in view of its importance to shareholders. While consideration was given to performance reports and discussions with portfolio managers at Board meetings during the year, particular attention in assessing such performance was given to the Lipper report furnished for the agreement renewal. The Lipper report prepared for the Fund showed the investment performance of its Class A shares for the one-year period ended February 29, 2008, as well as the previous 10 years ended on such date in comparison to a performance universe consisting of the Fund and all retail and institutional global small/mid-cap core funds as selected by Lipper. The Fund's total return, as shown in such report, was in the lowest quintile of such performance universe for the one-year period, and on an annualized basis was in the second-lowest quintile of such performance universe for the previous three-year period and the highest quintile of such performance universe for the previous five- and 10-year periods. The Board noted that changes had been made in the Fund's portfolio management team, including its lead portfolio manager during the past year, and the independent Trustees met separately with the lead portfolio manager and other management representatives to discuss steps being taken to improve such performance. While intending to continue monitoring the Fund, the Board was satisfied with management's response and the efforts being made to improve performance.


                               46 | Annual Report

Templeton Global Smaller Companies Fund

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (CONTINUED)

COMPARATIVE EXPENSES. Consideration was given to a comparative analysis of the management fees and total expense ratios of the Fund compared with those of a group of other funds selected by Lipper as its appropriate Lipper expense group under the Lipper report. Prior to making such comparison, the Board relied upon a survey showing that the scope of management advisory services covered under the Fund's investment management agreement was similar to those provided by fund managers to other mutual fund groups. In reviewing comparative costs, emphasis was given to the Fund's contractual investment management fee in comparison with the contractual investment management fee that would have been charged by other funds within its Lipper expense group assuming they were similar in size to the Fund, as well as the actual total expenses of the Fund in comparison with those of its Lipper expense group. The Lipper contractual investment management fee analysis includes administrative charges as being part of a management fee, and total expenses, for comparative consistency, are shown by Lipper for Fund Class A shares. The results of such expense comparisons showed that the contractual investment management fee rate for the Fund was in the middle quintile of its Lipper expense group while its actual total expenses were in the least expensive quintile of such group. The Board was satisfied with the management fee and total expenses of the Fund in comparison to its Lipper expense group.

MANAGEMENT PROFITABILITY. The Board also considered the level of profits realized by the Manager and its affiliates in connection with the operation of the Fund. In this respect, the Board reviewed the Fund profitability analysis that addresses the overall profitability of Franklin Templeton's U.S. fund business, as well as its profits in providing management and other services to the Fund. Specific attention was given to the methodology followed in allocating costs to the Fund, it being recognized that allocation methodologies are inherently subjective and various allocation methodologies may each be reasonable while producing different results. In this respect, the Board noted that, while being continuously refined and reflecting changes in the Manager's own cost accounting, the allocation methodology was consistent with that followed in profitability report presentations for the Fund made in prior years and that the Fund's independent registered public accounting firm had been engaged by the Manager to perform certain procedures on a biennial basis, specified and approved by the Manager and the Fund's Board solely for their purposes and use in reference to the profitability analysis. In reviewing and discussing such analysis, management discussed with the Board its belief that costs incurred in establishing the infrastructure necessary for the type of mutual fund operations conducted by the Manager and its affiliates may not be fully reflected in the expenses allocated to the Fund in determining its profitability, as well as the fact that the level of profits, to a certain extent, reflected operational cost savings and efficiencies initiated by management. The Board also took into account management's expenditures in improving shareholder services provided the Fund, as well as the need to meet additional regulatory and compliance requirements resulting from the Sarbanes-Oxley Act and recent SEC and other regulatory requirements. In addition, the Board considered a third-party study comparing the profitability of the Manager's parent on an overall basis as compared to other publicly held managers broken down to show profitability


                               Annual Report | 47

Templeton Global Smaller Companies Fund

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (CONTINUED)

from management operations exclusive of distribution expenses, as well as profitability including distribution expenses. The Board also considered the extent to which the Manager and its affiliates might derive ancillary benefits from fund operations, including its interest in a joint venture entity that financed up-front commissions paid to brokers/dealers who sold fund Class B shares prior to February 2005 when the offering of such shares was discontinued, as well as potential benefits resulting from allocation of fund brokerage and the use of "soft" commission dollars to pay for research. Based upon its consideration of all these factors, the Board determined that the level of profits realized by the Manager and its affiliates from providing services to the Fund was not excessive in view of the nature, quality and extent of services provided.

ECONOMIES OF SCALE. The Board also considered whether economies of scale are realized by the Manager as the Fund grows larger and the extent to which this is reflected in the level of management fees charged. While recognizing that any precise determination is inherently subjective, the Board noted that based upon the Fund profitability analysis, it appears that as some funds get larger, at some point economies of scale do result in the Manager realizing a larger profit margin on management services provided such a fund. The Board also noted that economies of scale are shared with a fund and its shareholders through management fee breakpoints so that as a fund grows in size, its effective management fee rate declines. The Fund's investment management agreement provides a fee at the rate of 0.75% on the first $1 billion of Fund net assets; 0.73% on the next $4 billion of Fund net assets; with further breakpoints continuing thereafter up to the $20 billion level of Fund net assets. The Fund is also charged a separate fee for administrative services that starts at 0.15% on the first $200 million of Fund net assets, and declines through breakpoints to a fixed rate of 0.075% after net assets reach the $1.2 billion level. At the end of 2007, the Fund's net assets were approximately $1.5 billion, and to the extent economies of scale may be realized by the Manager and its affiliates, the Board believes the schedules of fees under the investment management agreement provide a sharing of benefits with the Fund and its shareholders.

PROXY VOTING POLICIES AND PROCEDURES

The Fund's investment manager has established Proxy Voting Policies and Procedures (Policies) that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund's complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Copies of the Fund's proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission's website at sec.gov and reflect the most recent 12-month period ended June 30.


                               48 | Annual Report

Templeton Global Smaller Companies Fund

QUARTERLY STATEMENT OF INVESTMENTS

The Fund files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's website at sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.


                               Annual Report | 49

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Literature Request

LITERATURE REQUEST. TO RECEIVE A BROCHURE AND PROSPECTUS, PLEASE CALL US AT
(800) DIAL BEN/(800) 342-5236 OR VISIT FRANKLINTEMPLETON.COM. INVESTORS SHOULD CAREFULLY CONSIDER A FUND'S INVESTMENT GOALS, RISKS, CHARGES AND EXPENSES BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION. PLEASE CAREFULLY READ THE PROSPECTUS BEFORE INVESTING. TO ENSURE THE HIGHEST QUALITY OF SERVICE, WE MAY MONITOR, RECORD AND ACCESS TELEPHONE CALLS TO OR FROM OUR SERVICE DEPARTMENTS. THESE CALLS CAN BE IDENTIFIED BY THE PRESENCE OF A REGULAR BEEPING TONE.

FRANKLIN TEMPLETON FUNDS

INTERNATIONAL

Franklin India Growth Fund
Franklin International Growth Fund
Franklin International Small Cap Growth Fund
Mutual European Fund
Templeton BRIC Fund
Templeton China World Fund
Templeton Developing Markets Trust
Templeton Emerging Markets Small Cap Fund
Templeton Foreign Fund
Templeton Foreign Smaller Companies Fund(1)

GLOBAL

Mutual Discovery Fund
Templeton Global Long-Short Fund
Templeton Global Opportunities Trust
Templeton Global Smaller Companies Fund(1)
Templeton Growth Fund
Templeton World Fund

GROWTH

Franklin Capital Growth Fund
Franklin Flex Cap Growth Fund
Franklin Growth Opportunities Fund(2)
Franklin Small Cap Growth Fund(3)
Franklin Small-Mid Cap Growth Fund

VALUE

Franklin All Cap Value Fund
Franklin Balance Sheet Investment Fund
Franklin Equity Income Fund
Franklin Large Cap Value Fund
Franklin MicroCap Value Fund(1)
Franklin MidCap Value Fund
Franklin Small Cap Value Fund
Mutual Beacon Fund
Mutual Qualified Fund
Mutual Recovery Fund(4)
Mutual Shares Fund

BLEND

Franklin Balanced Fund
Franklin Convertible Securities Fund
Franklin Focused Core Equity Fund
Franklin Growth Fund
Franklin Large Cap Equity Fund
Franklin Rising Dividends Fund

SECTOR

Franklin Biotechnology Discovery Fund
Franklin DynaTech Fund
Franklin Global Real Estate Fund
Franklin Gold and Precious Metals Fund
Franklin Natural Resources Fund
Franklin Real Estate Securities Fund
Franklin Utilities Fund
Mutual Financial Services Fund

ASSET ALLOCATION

Franklin Templeton Corefolio(R) Allocation Fund
Franklin Templeton Founding Funds Allocation Fund
Franklin Templeton Perspectives Allocation Fund
Franklin Templeton Conservative Target Fund
Franklin Templeton Growth Target Fund
Franklin Templeton Moderate Target Fund
Franklin Templeton 2015 Retirement Target Fund
Franklin Templeton 2025 Retirement Target Fund
Franklin Templeton 2035 Retirement Target Fund
Franklin Templeton 2045 Retirement Target Fund

INCOME

Franklin Adjustable U.S. Government Securities Fund(5)
Franklin Floating Rate Daily Access Fund
Franklin High Income Fund
Franklin Income Fund
Franklin Limited Maturity U.S. Government Securities Fund(5)
Franklin Low Duration Total Return Fund
Franklin Real Return Fund
Franklin Strategic Income Fund
Franklin Strategic Mortgage Portfolio
Franklin Templeton Hard Currency Fund
Franklin Total Return Fund
Franklin U.S. Government Securities Fund(5)
Templeton Global Bond Fund
Templeton Global Total Return Fund
Templeton Income Fund
Templeton International Bond Fund

TAX-FREE INCOME(6)

NATIONAL FUNDS

Double Tax-Free Income Fund
Federal Tax-Free Income Fund
High Yield Tax-Free Income Fund
Insured Tax-Free Income Fund(7)

LIMITED-/INTERMEDIATE-TERM FUNDS

California Intermediate-Term Tax-Free Income Fund
Federal Intermediate-Term Tax-Free Income Fund
Federal Limited-Term Tax-Free Income Fund
New York Intermediate-Term Tax-Free Income Fund

STATE-SPECIFIC

Alabama
Arizona
California(8)
Colorado
Connecticut
Florida
Georgia
Kentucky
Louisiana
Maryland
Massachusetts(7)
Michigan(7)
Minnesota(7)
Missouri
New Jersey
New York(8)
North Carolina
Ohio(7)
Oregon
Pennsylvania
Tennessee
Virginia

INSURANCE FUNDS

Franklin Templeton Variable Insurance Products Trust(9)

(1.) The fund is closed to new investors. Existing shareholders and select retirement plans can continue adding to their accounts.

(2.) Effective 11/1/07, Franklin Aggressive Growth Fund changed its name to
     Franklin Growth Opportunities Fund. The fund's investment goal and strategy remained the same.

(3.) Effective 3/31/08, Franklin Small Cap Growth Fund II changed its name to
     Franklin Small Cap Growth Fund. The fund's investment goal and strategy remained the same.

(4.) The fund is a continuously offered, closed-end fund. Shares may be purchased daily; there is no daily redemption. However, each quarter, pending board approval, the fund will authorize the repurchase of 5%-25% of the outstanding number of shares. Investors may tender all or a portion of their shares during the tender period.

(5.) An investment in the fund is neither insured nor guaranteed by the U.S.
     government or by any other entity or institution.

(6.) For investors subject to the alternative minimum tax, a small portion of fund dividends may be taxable. Distributions of capital gains are generally taxable.

(7.) The fund invests primarily in insured municipal securities.

(8.) These funds are available in four or more variations, including long-term portfolios, intermediate-term portfolios, portfolios of insured securities, a high-yield portfolio (CA only) and money market portfolios.

(9.) The funds of the Franklin Templeton Variable Insurance Products Trust are generally available only through insurance company variable contracts.

10/08                                              Not part of the annual report

(FRANKLIN TEMPLETON INVESTMENTS(R) LOGO)   One Franklin Parkway
                                           San Mateo, CA 94403-1906

-    WANT TO RECEIVE THIS DOCUMENT FASTER VIA EMAIL?
     Eligible shareholders can sign up for eDelivery at franklintempleton.com. See inside for details.

ANNUAL REPORT AND SHAREHOLDER LETTER

TEMPLETON GLOBAL SMALLER COMPANIES FUND

INVESTMENT MANAGER

Franklin Templeton Investments Corp.

SUBADVISOR

Templeton Investment Counsel, LLC

PRINCIPAL UNDERWRITER

Franklin Templeton Distributors, Inc.
(800) DIAL BEN(R)
franklintempleton.com

SHAREHOLDER SERVICES

(800) 632-2301

Authorized for distribution only when accompanied or preceded by a prospectus. Investors should carefully consider a fund's investment goals, risks, charges and expenses before investing. Like any investment in securities, the value of the Fund's portfolio will be subject to the risk of loss from market, currency, economic, political and other factors. The Fund and its investors are not protected from such losses by the investment manager or the subadvisor. Therefore, investors who cannot accept this risk should not invest in shares of the Fund. The prospectus contains this and other information; please read it carefully before investing.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.

103 A2008 10/08


ITEM 2. CODE OF ETHICS.

(a) The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c)   N/A

(d)   N/A

(f) Pursuant to Item 12(a)(1), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.


ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1) The Registrant has an audit committee financial expert serving on its audit committee.

(2) The audit committee financial expert is David W. Niemiec he is "independent" as defined under the relevant Securities and Exchange Commission Rules and Releases.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)  Audit Fees

The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or for services that are normally provided by the principal accountant in connection with statutory and regulatory filings or engagements were $33,345 for the fiscal year ended August 31, 2008 and $57,206 for the fiscal year ended August 31, 2007.

(b)  Audit-Related Fees

The aggregate fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of Item 4 were $2,650 for the fiscal year ended August 31, 2008 and $0 for the fiscal year ended August 31, 2007. The services for which these fees were paid included attestation services.

There were no fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant that are reasonably related to the performance of the audit of their financial statements.

(c)  Tax Fees

There were no fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant for tax compliance, tax advice and tax planning.

The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant for tax compliance, tax advice and tax planning were $0 for the fiscal year ended August 31, 2008 and $46,000 for the fiscal year ended August 31, 2007. The services for which these fees were paid included tax compliance and advice.

(d)  All Other Fees

The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant not reported in paragraphs (a)-(c) of Item 4 were $976 for the fiscal year ended August 31, 2008 and $0 for the fiscal year ended August 31, 2007. The services for which these fees were paid include review of materials provided to the fund Board in connection with the investment management contract renewal process.

The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant not reported in paragraphs (a)-(c) of Item 4 were $283,101 for the fiscal year ended August 31, 2008 and $0 for the fiscal year ended August 31, 2007. The services for which these fees were paid include review of materials provided to the fund Board in connection with the investment management contract renewal process.

(e) (1) The registrant's audit committee is directly responsible for approving the services to be provided by the auditors, including:

         (i) pre-approval of all audit and audit related services;

         (ii) pre-approval of all non-audit related services to be provided to the Fund by the auditors;

         (iii) pre-approval of all non-audit related services to be provided to the registrant by the auditors to the registrant's investment adviser or to any entity that controls, is controlled by or is under common control with the registrant's investment adviser and that provides ongoing services to the registrant where the non-audit services relate directly to the operations or financial reporting of the registrant; and

         (iv) establishment by the audit committee, if deemed necessary or appropriate, as an alternative to committee pre-approval of services to be provided by the auditors, as required by paragraphs (ii) and (iii) above, of policies and procedures to permit such services to be pre-approved by other means, such as through establishment of guidelines or by action of a designated member or members of the committee; provided the policies and procedures are detailed as to the particular service and the committee is informed of each service and such policies and procedures do not include delegation of audit committee responsibilities, as contemplated under the Securities Exchange Act of 1934, to management; subject, in the case of (ii) through (iv), to any waivers, exceptions or exemptions that may be available under applicable law or rules.

(e) (2) None of the services provided to the registrant described in paragraphs
(b)-(d) of Item 4 were approved by the audit committee pursuant to paragraph
(c)(7)(i)(C) of Rule 2-01 of regulation S-X.

(f) No disclosures are required by this Item 4(f).

(g) The aggregate non-audit fees paid to the principal accountant for services rendered by the principal accountant to the registrant and the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant were $286,727 for the fiscal year ended August 31, 2008 and $46,000 for the fiscal year ended August 31, 2007.

(h) The registrant's audit committee of the board has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.


ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.  N/A


ITEM 6. SCHEDULE OF INVESTMENTS.  N/A


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES. N/A


ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.  N/A


ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS. N/A


ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Trustees that would require disclosure herein.


ITEM 11. CONTROLS AND PROCEDURES.

(A) EVALUATION OF DISCLOSURE CONTROLS AND PROCEDURES. The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the Registrant's filings under the Securities Exchange Act of 1934 and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission. Such information is accumulated and communicated to the Registrant's management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure. The Registrant's management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant's management, including the Registrant's principal executive officer and the Registrant's principal financial officer, of the effectiveness of the design and operation of the Registrant's disclosure controls and procedures. Based on such evaluation, the Registrant's principal executive officer and principal financial officer concluded that the Registrant's disclosure controls and procedures are effective.

(B) CHANGES IN INTERNAL CONTROLS. There have been no significant changes in the Registrant's internal controls or in other factors that could significantly affect the internal controls subsequent to the date of their evaluation in connection with the preparation of this Shareholder Report on Form N-CSR.


ITEM 12. EXHIBITS.

(a)(1) Code of Ethics

(a) (2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Galen G. Vetter, Chief Executive Officer - Finance and Administration, and Laura F. Fergerson, Chief Financial Officer and Chief Accounting Officer

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Galen G. Vetter, Chief Executive Officer - Finance and Administration, and Laura
F. Fergerson, Chief Financial Officer and Chief Accounting Officer


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

TEMPLETON GLOBAL SMALLER COMPANIES FUND


By /s/GALEN G. VETTER
  -----------------------------------
    Galen G. Vetter
    Chief Executive Officer - Finance and
     Administration
Date:  October 28, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By /s/GALEN G. VETTER
  -----------------------------------
    Galen G. Vetter
    Chief Executive Officer - Finance and
     Administration
Date:  October 28, 2008


By /s/LAURA F. FERGERSON
 ------------------------------------
   Laura F. Fergerson
   Chief Financial Officer and
    Chief Accounting Officer
Date:  October 28, 2008